UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22912

Dreyfus BNY Mellon Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	4/30/16

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Alternative Diversifier Strategies Fund

SEMIANNUAL REPORT April 30, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Alternative Diversifier Strategies Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Alternative Diversifier Strategies Fund, covering the six-month period from November 1, 2015 through April 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A choppy U.S. economic recovery remained intact over the reporting period. Steady job growth, declining unemployment claims, improved consumer confidence, and higher housing prices supported an economic expansion that so far has lasted nearly seven years. These factors, along with low inflation, prompted the Federal Reserve Board in December 2015 to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to stagnate despite historically aggressive monetary policies, including negative short-term interest rates in Europe and Japan. Global growth has been hampered by weak demand, volatile commodity prices, the lingering effects of various financial crises, unfavorable demographic trends, and low productivity growth. These developments proved especially challenging for financial markets in early 2016, but stocks and riskier sectors of the bond market later rallied strongly to post positive total returns, on average, for the reporting period overall.

While we are encouraged by the recent resilience of the financial markets, we expect volatility to persist over the foreseeable future until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 16, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2015 through April 30, 2016, as provided by Jeffrey M. Mortimer, CFA, and Caroline Lee-Tsao, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended April 30, 2016, Dreyfus Alternative Diversifier Strategies Fund’s Class A shares produced a total return of -1.80%, Class C shares returned -2.07%, Class I shares returned -1.52%, and Class Y shares returned -1.55%.1 In comparison, the Standard & Poor’s® 500 Composite Stock Price Index (the “S&P 500 Index”) returned 0.43% for the same period and the Lipper Alternative Multi-Strategy Funds Index (the “Lipper Index”) produced a total return of -1.80% for the period. 2

Mild gains for U.S. financial markets, as measured by the S&P 500 Index, masked heightened volatility over the reporting period stemming from a variety of economic challenges. The fund lagged the S&P 500 Index , mainly due to shortfalls from one of its underlying long/short equity mutual funds.

Effective November 2015, Caroline Lee-Tsao became a Portfolio Manager for the fund.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally allocates its assets across non-traditional or “alternative” asset classes and investment strategies. The fund is designed to complement and diversify traditional stock and bond portfolios. The fund uses a “fund of funds” approach in which we allocate assets among other investment companies (the underlying funds) that invest in asset classes and investment strategies that typically have had a low correlation to each other and to traditional equity and fixed income asset classes. We currently intend to allocate the fund’s assets among underlying funds that employ the following alternative investment strategies: long/short equity strategies, absolute return hedge strategies, real estate-related strategies, commodities strategies, global macro strategies, and managed futures strategies.

Effective on or about March 1, 2016, the fund added BNY Mellon Absolute Insight Multi-Strategy Fund as an underlying fund in which the fund may invest.

As of April 30, 2016, the fund held positions in 10 underlying funds: AQR Managed Futures Strategy Fund, ASG Global Alternatives Fund, ASG Managed Futures Strategy Fund, DFA Commodity Strategy Portfolio, Dynamic Total Return Fund, Dreyfus Research Long/Short Equity Fund, Dreyfus Select Managers Long/Short Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Global Real Return Fund, and BNY Mellon Absolute Insight Multi-Strategy Fund.

Macroeconomic Concerns Drove Markets’ Performance

U.S. equities produced roughly flat returns over the reporting period amid bouts of heightened volatility. Investor sentiment deteriorated early in the reporting period when oil prices plunged, fears intensified that higher short-term interest rates might weigh on U.S. economic growth, and China released disappointing economic data. These pressures drove the S&P 500 Index sharply lower in January and early February. Stocks staged a strong recovery starting in mid-February as investors responded positively to indications that additional U.S. rate increases would be delayed, some commodity prices rebounded, and Chinese economic conditions appeared to stabilize. By mid-April, the S&P 500 Index had advanced into positive territory, led by the energy and materials sectors.

Fixed income markets also proved volatile over the reporting period. Concerns about the slowdown in China and falling commodity prices triggered a flight to traditional safe havens early in the reporting period, hurting riskier corporate bonds while supporting prices of high-quality U.S. government securities. Higher short-term U.S. interest rates also contributed to market turbulence. However, the market’s trajectory changed dramatically in mid-February, when U.S. policymakers suggested that they

3

DISCUSSION OF FUND PERFORMANCE (continued)

would delay additional rate hikes, commodity prices began to recover, and China and the European Central Bank announced new stimulus measures. Investors regained confidence, and riskier corporate bonds rebounded from previous weakness.

Underlying Strategies Produced Mixed Results

Although the fund’s strategies continued to dampen overall market volatility impact over the reporting period, its total return compared to the Lipper Index was constrained by its position in Dreyfus Select Managers Long/Short Fund, which was hurt by shortfalls in the financials sector as well as its use of hedges in equity and currency markets. ASG Global Alternatives Fund also fared relatively poorly due to overweighted exposure to international equities, a long position in the U.S. dollar, and certain short positions in bonds.

The fund achieved better relative results from Dreyfus Global Real Return Fund, mainly due to its risk-offsetting positions in gold and government bonds. Dreyfus Global Real Estate Securities Fund benefited from favorable stock selections in the United States, Canada, and Japan. ASG Managed Futures Strategy Fund scored success through short positions in the energy sector.

Adjusting to a Changing Market Environment

While we expect the U.S. economic recovery to continue and global economic conditions to improve gradually, we also are aware that long-term U.S. interest rates are likely to trend higher. Therefore, we have continued to emphasize opportunities for diversification through strategies with little correlation to stock and bond market performance. During the reporting period, we reduced the fund’s exposure to Dreyfus Global Real Return Fund and established a new position in BNY Mellon Absolute Insight Multi-Strategy Fund. In our view, this change helps enhance the fund’s role as a valuable complement to investors’ overall portfolios.

May 16, 2016

Equity securities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Bond securities are subject generally to interest rate, credit, liquidity, call, sector, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility. Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets. The use of leverage may magnify the fund’s gains or losses.

Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation in effect until March 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

² SOURCE: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. The Lipper Alternative Multi-Strategy Funds Index measures the performance of mutual funds that, by prospectus language, seek total return through the management of several different hedge fund-like strategies. These funds are typically quantitatively driven to measure the existing relationship between instruments and in some cases to identify positions in which the risk-adjusted spread between these instruments represents an opportunity for the investment manager. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Alternative Diversifier Strategies Fund from November 1, 2015 to April 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 3.89	$ 6.99	$ 1.83	$ 1.48
Ending value (after expenses)	$982.00	$979.30	$984.80	$984.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 3.97	$ 7.12	$ 1.86	$ 1.51
Ending value (after expenses)	$1,020.93	$1,017.80	$1,023.02	$1,023.37

† Expenses are equal to the fund's annualized expense ratio of .79% for Class A, 1.42% for Class C, .37% for Class I and .30% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
April 30, 2016 (Unaudited)

Registered Investment Companies - 99.9%	Shares		Value ($)
Alternative Investments - 32.1%
AQR Managed Futures Strategy Fund, Cl. I	2,766,712		28,026,794
ASG Global Alternatives Fund, Cl. Y	4,018,965	[a]	38,903,579
ASG Managed Futures Strategy Fund, Cl. Y	2,695,018		29,025,338
DFA Commodity Strategy Portfolio	1,629,533		9,532,769
Dynamic Total Return Fund, Cl. Y	3,704,449	[a,b]	57,752,366
			163,240,846
Domestic Equity - 39.1%
Dreyfus Research Long/Short Equity Fund, Cl. Y	4,005,444	[a,b]	48,105,384
Dreyfus Select Managers Long/Short Fund, Cl. Y	12,496,872	[a,b,c]	150,462,341
			198,567,725
Foreign Equity - 28.7%
BNY Mellon Absolute Insight Multi-Strategy Fund, Cl. Y	3,368,201	[a,b]	41,866,731
Dreyfus Global Real Estate Securities Fund, Cl. Y	6,331,141	[b]	57,106,892
Dreyfus Global Real Return Fund, Cl. Y	3,250,291	[b]	47,096,721
			146,070,344

Total Investments (cost $517,831,925)	99.9%		507,878,915
Cash and Receivables (Net)	.1%		449,863
Net Assets	100.0%		508,328,778

aNon-income producing security.
bInvestment in affiliated mutual fund.
cThe fund’s investment in the Dreyfus Select Managers Long/Short Fund represents 29.6% of the fund’s total investments. The Dreyfus Select Managers Long/Short Fund seeks to provide long-term capital appreciation.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	47.3
Mutual Funds: Alternative	32.1
Mutual Funds: Foreign	20.5
99.9

† Based on net assets.

See notes to financial statements.

6

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	113,696,031	105,488,480
Affiliated issuers	404,135,894	402,390,435
Cash		573,962
Receivable for shares of Common Stock subscribed		176,365
Receivable for investment securities sold		23,594
Prepaid expenses		46,861
		508,699,697
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		115,688
Payable for shares of Common Stock redeemed		210,484
Interest payable—Note 2		170
Accrued expenses		44,577
		370,919
Net Assets ($)		508,328,778
Composition of Net Assets ($):
Paid-in capital		519,906,912
Accumulated distributions in excess of investment income—net		(595,830)
Accumulated net realized gain (loss) on investments		(1,029,294)
Accumulated net unrealized appreciation (depreciation) on investments		(9,953,010)
Net Assets ($)		508,328,778

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	60,905	32,946	793,706	507,441,221
Shares Outstanding	4,976	2,684	64,757	41,260,593
Net Asset Value Per Share ($)	12.24	12.27	12.26	12.30

See notes to financial statements.

7

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,462,006
Affiliated issuers	4,614,906
Total Income	6,076,912
Expenses:
Management fee—Note 3(a)	609,729
Professional fees	34,864
Registration fees	30,927
Directors’ fees and expenses—Note 3(d)	18,794
Custodian fees—Note 3(c)	6,930
Prospectus and shareholders’ reports	6,442
Loan commitment fees—Note 2	2,719
Shareholder servicing costs—Note 3(c)	693
Interest expense—Note 2	170
Distribution fees—Note 3(b)	123
Miscellaneous	11,052
Total Expenses	722,443
Less—reduction in expenses due to undertaking—Note 3(a)	(9)
Less—reduction in fees due to earnings credits—Note 3(c)	(7)
Net Expenses	722,427
Investment Income—Net	5,354,485
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	(801,512)
Affiliated issuers	(1,973,046)
Capital gain distributions on unaffiliated issuers	504,066
Capital gain distributions from affiliated issuers	2,492,198
Net Realized Gain (Loss)	221,706
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	(5,331,157)
Affiliated issuers	(7,053,151)
Net Unrealized Appreciation (Depreciation)	(12,384,308)
Net Realized and Unrealized Gain (Loss) on Investments	(12,162,602)
Net (Decrease) in Net Assets Resulting from Operations	(6,808,117)

See notes to financial statements.

8

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Operations ($):
Investment income—net	5,354,485	4,244,215
Net realized gain (loss) on investments	221,706	(272,478)
Net unrealized appreciation (depreciation) on investments	(12,384,308)	(2,636,440)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,808,117)	1,335,297
Dividends to Shareholders from ($):
Investment income—net:
Class A	(369)	(724)
Class C	-	(97)
Class I	(7,989)	(1,946)
Class Y	(5,191,550)	(5,396,070)
Net realized gain on investments:
Class A	-	(22)
Class C	-	(10)
Class I	-	(55)
Class Y	-	(147,467)
Total Dividends	(5,199,908)	(5,546,391)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	600	7,491
Class C	-	8,960
Class I	489,495	1,094,238
Class Y	95,866,596	158,975,972
Dividends reinvested:
Class A	219	411
Class I	7,440	801
Class Y	384,363	393,646
Cost of shares redeemed:
Class A	-	(2,054)
Class C	-	(13,827)
Class I	(318,980)	(577,346)
Class Y	(54,687,515)	(50,637,333)
Increase (Decrease) in Net Assets from Capital Stock Transactions	41,742,218	109,250,959
Total Increase (Decrease) in Net Assets	29,734,193	105,039,865
Net Assets ($):
Beginning of Period	478,594,585	373,554,720
End of Period	508,328,778	478,594,585
Distributions in excess of investment income—net	(595,830)	(750,407)

9

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Capital Share Transactions (Shares):
Class A
Shares sold	49	576
Shares issued for dividends reinvested	18	33
Shares redeemed	-	(159)
Net Increase (Decrease) in Shares Outstanding	67	450
Class C
Shares sold	-	684
Shares redeemed	-	(1,083)
Net Increase (Decrease) in Shares Outstanding	-	(399)
Class Ia
Shares sold	39,950	86,139
Shares issued for dividends reinvested	603	64
Shares redeemed	(26,096)	(45,254)
Net Increase (Decrease) in Shares Outstanding	14,457	40,949
Class Ya
Shares sold	7,824,832	12,385,722
Shares issued for dividends reinvested	31,072	31,118
Shares redeemed	(4,437,565)	(3,948,427)
Net Increase (Decrease) in Shares Outstanding	3,418,339	8,468,413

[a]	During the period ended April 30, 2016, 38,353 Class I shares representing $469,495 were exchanged for 38,226 Class Y shares.

See notes to financial statements.

10

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2016	Year Ended October 31,
Class A Shares	(Unaudited)	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.54	12.67	12.50
Investment Operations:
Investment income (loss)—net[b]	.11	.07	(.04)
Net realized and unrealized gain (loss) on investments	(.34)	(.04)	.21
Total from Investment Operations	(.23)	.03	.17
Distributions:
Dividends from investment income—net	(.07)	(.16)	–
Dividends from net realized gain on investments	–	(.00)[c]	–
Total Distributions	(.07)	(.16)	–
Net asset value, end of period	12.24	12.54	12.67
Total Return (%)[d]	(1.80)[e]	.29	1.36[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	.82[g]	.86	1.02[g]
Ratio of net expenses to average net assets[f]	.79[g]	.80	.54 [g]
Ratio of net investment income (loss) to average net assets[f]	1.78[g]	.58	(.53)[g]
Portfolio Turnover Rate	12.57[e]	16.73	.09[e]
Net Assets, end of period ($ x 1,000)	61	62	57

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Exclusive of sales charge.
e Not annualized.
f Amounts do not include the expenses of the underlying funds.
g Annualized.

See notes to financial statements.

11

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2016	Year Ended October 31,
Class C Shares	(Unaudited)	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.54	12.64	12.50
Investment Operations:
Investment income(loss)—net[b]	.07	(.05)	(.10)
Net realized and unrealized gain (loss) on investments	(.34)	.00[c]	.24
Total from Investment Operations	(.27)	(.05)	.14
Distributions:
Dividends from investment income—net	–	(.05)	–
Dividends from net realized gain on investments	–	(.00)[c]	–
Total Distributions	–	(.05)	–
Net asset value, end of period	12.27	12.54	12.64
Total Return (%)[d]	(2.07)[e]	(.37)	1.12[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	1.43[g]	1.59	2.16[g]
Ratio of net expenses to average net assets[f]	1.42[g]	1.50	1.34[g]
Ratio of net investment income(loss) to average net assets[f]	1.15[g]	(.36)	(1.34)[g]
Portfolio Turnover Rate	12.57[e]	16.73	.09[e]
Net Assets, end of period ($ x 1,000)	33	34	39

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Exclusive of sales charge.
e Not annualized.
f Amounts do not include the expenses of the underlying funds.
g Annualized.

See notes to financial statements.

12

	Six Months Ended
	April 30, 2016	Year Ended October 31,
Class I Shares	(Unaudited)	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.58	12.70	12.50
Investment Operations:
Investment income (loss)—net[b]	.13	.03	(.05)
Net realized and unrealized gain (loss) on investments	(.32)	.02	.25
Total from Investment Operations	(.19)	.05	.20
Distributions:
Dividends from investment income—net	(.13)	(.17)	–
Dividends from net realized gain on investments	–	(.00)[c]	–
Total Distributions	(.13)	(.17)	–
Net asset value, end of period	12.26	12.58	12.70
Total Return (%)	(1.52)[d]	.45	1.60[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.37[f]	.43	1.06[f]
Ratio of net expenses to average net assets[e]	.37[f]	.41	.52 [f]
Ratio of net investment income (loss)to average net assets[e]	2.13[f]	.23	(.51) [f]
Portfolio Turnover Rate	12.57[d]	16.73	.09[d]
Net Assets, end of period ($ x 1,000)	794	633	119

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Amounts do not include the expenses of the underlying funds.
f Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2016	Year Ended October 31,
Class Y Shares	(Unaudited)	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.63	12.71	12.50
Investment Operations:
Investment income (loss)—net[b]	.13	.13	(.03)
Net realized and unrealized gain (loss) on investments	(.32)	(.03)	.24
Total from Investment Operations	(.19)	.10	.21
Distributions:
Dividends from investment income—net	(.14)	(.18)	–
Dividends from net realized gain on investments	–	(.00)[c]	–
Total Distributions	(.14)	(.18)	–
Net asset value, end of period	12.30	12.63	12.71
Total Return (%)	(1.55)[d]	.82	1.68[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.30[f]	.31	.36[f]
Ratio of net expenses to average net assets[e]	.29[f]	.31	.36[f]
Ratio of net investment income (loss) to average net assets[e]	2.20[f]	.99	(.36)[f]
Portfolio Turnover Rate	12.57[d]	16.73	.09[d]
Net Assets, end of period ($ x 1,000)	507,441	477,866	373,341

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Amounts do not include the expenses of the underlying funds.
f Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Alternative Diversifier Strategies Fund (the “fund”) is a separate diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 2,000 Class A and 2,000 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

16

The following is a summary of the inputs used as of April 30, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds†	507,878,915	-	-	507,878,915

† See Statement of Investments for additional detailed categorizations.

At April 30, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases($)†	Sales ($)	Net Realized (Loss) ($)
BNY Mellon Absolute Insight Multi-Strategy Fund, Cl.Y	–	42,222,720	423,496	143
Dreyfus Global Real Estate Securities Fund, Cl. Y	51,294,976	8,373,979	1,979,255	(175,095)
Dreyfus Global Real Return Fund, Cl. Y	80,122,752	12,804,550	44,875,922	(1,414,634)
Dreyfus Research Long/Short Equity Fund, Cl. Y	45,875,658	6,796,494	1,979,255	(135,112)
Dreyfus Select Managers Long/Short Fund, Cl. Y	143,174,337	17,254,411	5,937,766	(212,128)
Dynamic Total Return Fund, Cl. Y	54,448,709	6,470,404	2,226,664	(36,220)
TOTAL	374,916,432	93,922,558	57,422,358	(1,973,046)

† Includes reinvested dividends/distributions.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Affiliated Investment Company	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 4/30/2016 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Absolute Insight Multi-Strategy Fund, Cl.Y	67,364	41,866,731	8.2	–
Dreyfus Global Real Estate Securities Fund, Cl. Y	(407,713)	57,106,892	11.2	2,622,509
Dreyfus Global Real Return Fund, Cl. Y	459,975	47,096,721	9.3	3,439,570
Dreyfus Research Long/Short Equity Fund, Cl. Y	(2,452,401)	48,105,384	9.5	1,045,025
Dreyfus Select Managers Long/Short Fund, Cl. Y	(3,816,513)	150,462,341	29.6	–
Dynamic Total Return Fund, Cl. Y	(903,863)	57,752,366	11.4	–
TOTAL	(7,053,151)	402,390,435	79.2	7,107,104

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the two-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

18

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $385,242 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2015. These short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2015 was as follows: ordinary income $5,398,837 and long-term capital gains $147,554. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2016, was approximately $25,300 with a related weighted average annualized interest rate of 1.35%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the fund has agreed to pay a management fee at the annual rate of 1.35% applied to the portion of the fund’s average daily net assets allocated to direct investments in securities and .25% applied to that portion of the fund’s average daily net assets allocated to investments in other investment companies (underlying funds) and money market instruments (including cash and equivalents). Dreyfus has contractually agreed, from November 1, 2015 through March 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

borrowings and extraordinary expenses) exceed .55% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $9 during the period ended April 30, 2016.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2016, Class C shares were charged $123 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2016, Class A and Class C shares were charged $75 and $41, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2016, the fund was charged $379 for transfer agency services and $16 for cash management services. These fees are included in Shareholder servicing costs in the

20

Statement of Operations. Cash management fees were partially offset by earnings credits of $7.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2016, the fund was charged $6,930 pursuant to the custody agreement.

During the period ended April 30, 2016, the fund was charged $4,997 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $104,567, Distribution Plan fees $20, Shareholder Services Plan fees $19, custodian fees $7,800, Chief Compliance Officer fees $3,208 and transfer agency fees $74.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2016, amounted to $108,587,896 and $61,688,494, respectively.

At April 30, 2016, accumulated net unrealized depreciation on investments was $9,953,010, consisting of $6,071,982 gross unrealized appreciation and $16,024,992 gross unrealized depreciation.

At April 30, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

21

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 24-25, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), for the one year period ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense

22

Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was the highest in the Performance Group and above the Performance Universe median for the period.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that Broadridge had erroneously added together the fund’s contractual management fees (1.35% for direct investments and 0.25% for investments in underlying funds), and noted that the fund’s contractual management fee for investments in underlying funds (in which the fund was currently fully invested) was slightly above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses plus acquired fund expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus had contractually agreed, until March 1, 2016, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, acquired fund fees and expenses incurred by underlying funds, taxes, interest, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) exceed 0.55% of the fund’s average daily net assets. The Board was informed that the undertaking by Dreyfus would be extended until March 1, 2017.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance

23

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

24

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the fee charged by Dreyfus under the Agreement was for services in addition to, and not duplicative of, services provided under the advisory contracts of the underlying funds in which the fund invested.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

25

For More Information

Dreyfus Alternative Diversifier Strategies Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DRNAX Class C: DRNCX Class I: DRNIX Class Y: DRYNX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6253SA0416

Dreyfus Emerging Markets Debt U.S. Dollar Fund

SEMIANNUAL REPORT April 30, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Emerging Markets Debt U.S. Dollar Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Emerging Markets Debt U.S. Dollar Fund, covering the six-month period from November 1, 2015 through April 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A choppy U.S. economic recovery remained intact over the reporting period. Steady job growth, declining unemployment claims, improved consumer confidence, and higher housing prices supported an economic expansion that so far has lasted nearly seven years. These factors, along with low inflation, prompted the Federal Reserve Board in December 2015 to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to stagnate despite historically aggressive monetary policies, including negative short-term interest rates in Europe and Japan. Global growth has been hampered by weak demand, volatile commodity prices, the lingering effects of various financial crises, unfavorable demographic trends, and low productivity growth. These developments proved especially challenging for financial markets in early 2016, but stocks and riskier sectors of the bond market later rallied strongly to post positive total returns, on average, for the reporting period overall.

While we are encouraged by the recent resilience of the financial markets, we expect volatility to persist over the foreseeable future until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 16, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2015 through April 30, 2016, as provided by Josephine Shea, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2016, Dreyfus Emerging Markets Debt U.S. Dollar Fund’s Class A shares produced a total return of 2.84%, Class C shares returned 2.45%, Class I shares returned 2.96%, and Class Y shares returned 2.99%.1 For comparison, the fund uses a customized blended index (the “Blended Index”), composed of 50% JPMorgan Corporate Emerging Markets Bond Index — Broad (CEMBI-Broad Index) and 50% JPMorgan Emerging Markets Bond Index — Global (EMBI-Global Index). For the same period, the CEMBI-Broad Index returned 4.09%, the EMBI-Global Index returned 5.56%, and the Blended Index returned 4.82%.2

U.S. dollar-denominated debt securities from emerging markets produced moderately positive total returns, on average, amid heightened volatility stemming from dramatic swings in commodity prices and investor sentiment. The fund produced lower returns than its blended benchmark, mainly due to its defensive investment posture during a market rally later in the reporting period.

The Fund’s Investment Approach

The fund seeks to maximize total return. To pursue its goal, the fund normally invests at least 80% of its net assets in emerging market bonds and other debt instruments denominated in U.S. dollars, and in derivative instruments that provide investment exposure to such securities.

When choosing investments, we employ in-depth fundamental country and credit analysis. A “top-down” analysis of macroeconomics and financial and political variables guides country allocations, while a “bottom-up” analysis of the fundamental measures of an issuer’s creditworthiness guides securities selection. We also consider technical market factors and the global risk environment. We typically sell a security if we believe it is overvalued from a valuation standpoint, another sector becomes relatively more attractive, or we expect fundamentals to deteriorate.

Sharp Market Decline Followed by Robust Rally

Emerging markets experienced high levels of volatility over the reporting period. In the fall of 2015, China’s central bank reduced short-term interest rates and implemented market reforms and other measures intended to stimulate economic activity in the face of persistently decelerating growth. Nonetheless, higher short-term interest rates in the United States, a strengthening U.S. dollar, and falling global commodity prices weighed on investor sentiment from November 2015 through early February 2016. In addition, investors reacted nervously when natural resources exporters in Latin American economies struggled with lower commodity prices, and Brazil fell into recession amid intensifying government and corporate scandals. Consequently, most dollar-denominated emerging-markets bonds lost value over the reporting period’s first half.

The markets’ trajectory changed dramatically in early February, when comments from the Federal Reserve Board suggested that U.S. policymakers would proceed cautiously before implementing additional rate hikes, energy-related commodity prices began to rebound, and China announced new stimulus measures. Investors regained confidence, and renewed asset flows into the emerging markets supported a rally that more than offset the reporting period’s previous losses.

Defensive Positioning Dampened Relative Performance

Although the fund participated in the moderate gains of the market, as measured by the Blended Index, the fund’s relative performance was constrained by a defensive investment posture during the springtime rally. A higher-than-usual cash position and cautious country allocation and security selection strategies limited the benefits derived from improved investor sentiment.

Underweighted exposure to Venezuelan debt securities proved particularly counterproductive in the midst of rebounding oil prices and positive election results, but we continue to regard the risks of default as high in the troubled nation. To a lesser degree, the fund’s results compared to its blended benchmark were undermined by relatively light exposure to riskier corporate bonds in Hong Kong, an overweighted position

3

DISCUSSION OF FUND PERFORMANCE (continued)

in Romania, and disappointing returns from the bonds of a Mexican oil producer hurt by low oil prices and high taxes.

The fund achieved better results in other areas. Underweighted positions in China and Thailand helped the fund avoid weakness stemming from their shaky growth prospects. Our interest rate strategies also were effective, as a relatively short average duration early in the reporting period helped cushion the market’s decline, and a shift to a modestly long average duration boosted participation in the subsequent rally.

A More Constructive Investment Posture

While emerging markets continue to face a number of macroeconomic challenges, we have been encouraged by increasingly accommodative monetary policies in global markets, rising investor demand for debt securities from developing nations, and attractive valuations in several regions.

As of the reporting period’s end, the fund retained its slightly long average duration compared to the benchmark, and we recently adjusted the portfolio to reflect incrementally higher levels of credit risk by adding to its holdings of investment-grade and high yield corporate bonds. We also have increased the fund’s positions in bonds from certain basic materials producers that we believe will stand to benefit from stabilizing commodity prices. Of course, we are prepared to adjust our strategies as market conditions evolve.

May 16, 2016

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Foreign bonds are subject to special risks including exposure to changing political and economic conditions, and potentially less liquidity. The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.

The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a diversified fund.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation through March 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 SOURCE: FactSet — JPMorgan Corporate Emerging Markets Bond Index Broad (CEMBI-Broad Index) is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging market corporate bonds. JPMorgan Emerging Markets Bond Index is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging market bonds. The Blended Index is a static blend of 50% JPMorgan Corporate Emerging Markets Bond Index and 50% JPMorgan Emerging Markets Bond Index. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Debt U.S. Dollar Fund from November 1, 2015 to April 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 4.54	$ 8.31	$ 3.28	$ 3.28
Ending value (after expenses)	$ 1,028.40	$ 1,024.50	$ 1,029.60	$ 1,029.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 4.52	$ 8.27	$ 3.27	$ 3.27
Ending value (after expenses)	$ 1,020.39	$ 1,016.66	$ 1,021.63	$ 1,021.63

† Expenses are equal to the fund’s annualized expense ratio of .90% for Class A, 1.65% for Class C, .65% for Class I and .65% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

April 30, 2016 (Unaudited)

Bonds and Notes - 98.2%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Discretionary - 3.2%
Alibaba Group Holding, Gtd. Notes	3.60	11/28/24	245,000		248,360
Arcelik, Sr. Unscd. Notes	5.00	4/3/23	260,000		254,386
Grupo Posadas, Gtd. Notes	7.88	6/30/22	170,000		170,000
Grupo Televisa, Sr. Unscd. Notes	6.63	3/18/25	140,000		169,025
Tenedora Nemak, Sr. Unscd. Notes	5.50	2/28/23	240,000		250,500
				1,092,271
Energy - 4.3%
AES Panama, Sr. Unscd. Notes	6.00	6/25/22	200,000	[a]	202,500
Lukoil International Finance, Gtd. Notes	6.66	6/7/22	100,000	[a]	109,500
Petrobras Global Finance, Gtd. Notes	3.25	3/17/17	505,000		498,940
Ras Laffan Liquefied Natural Gas, Sr. Scd. Bonds	6.33	9/30/27	300,000		338,439
YPF, Sr. Unscd. Notes	8.50	3/23/21	165,000	[a]	172,837
YPF, Sr. Unscd. Notes	8.50	7/28/25	130,000		134,387
				1,456,603
Financials - 9.9%
ALROSA Finance, Sr. Unscd. Notes	7.75	11/3/20	300,000		334,569
BBVA Bancomer, Jr. Sub. Notes	7.25	4/22/20	220,000		243,760
China Overseas Finance, Gtd. Bonds	5.95	5/8/24	430,000		495,580
Krung Thai Bank, Sub. Notes	5.20	12/26/24	250,000	[b]	258,241
Longfor Properties, Gtd. Notes	6.75	1/29/23	300,000		320,824
MAF Global Securities, Gtd. Bonds	4.75	5/7/24	240,000		250,286
Shimao Property Holdings, Sr. Unscd. Bonds	8.38	2/10/22	220,000		243,356
Sinochem Overseas Capital, Gtd. Notes	4.50	11/12/20	450,000		479,418
Swire Pacific MTN Financing, Gtd. Notes	3.88	9/21/25	310,000		328,335
VTR Finance, Sr. Scd. Notes	6.88	1/15/24	200,000		200,250
Woori Bank, Sub. Notes	5.88	4/13/21	200,000		228,479
				3,383,098
Foreign/Governmental - 60.3%
Argentine Government, Sr. Unscd. Bonds	7.50	4/22/26	245,000	[a]	249,288

6

Bonds and Notes - 98.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Foreign/Governmental - 60.3% (continued)
Argentine Government, Sr. Unscd. Notes	8.28	12/31/33	175,000		257,759
Azerbaijan Government, Sr. Unscd. Notes	4.75	3/18/24	200,000		194,500
Banco Nacional de Desenvolvimento Economico e Social, Sr. Unscd. Notes	5.75	9/26/23	645,000		632,423
Brazil Minas, Govt. Gtd. Notes	5.33	2/15/28	715,000		618,475
Brazilian Government, Sr. Unscd. Bonds	7.13	1/20/37	190,000		197,600
Brazilian Government, Sr. Unscd. Notes	2.63	1/5/23	420,000		365,400
Buenos Aires Province, Sr. Unscd. Notes	9.13	3/16/24	250,000	[a]	266,875
Chilean Government, Sr. Unscd. Notes	3.13	1/21/26	200,000		206,500
Codelco, Sr. Unscd. Bonds	4.88	11/4/44	245,000		243,621
Codelco, Sr. Unscd. Notes	4.50	9/16/25	200,000	[a]	209,476
Colombian Government, Sr. Unscd. Bonds	4.50	1/28/26	200,000		205,050
Colombian Government, Sr. Unscd. Bonds	7.38	9/18/37	130,000		157,625
Comision Federal de Electricidad, Sr. Unscd. Notes	5.75	2/14/42	340,000		336,600
Corp Financiera de Desarrollo, Sr. Unscd. Notes	4.75	7/15/25	200,000	[a]	210,000
Development Bank of Kazakhstan, Sr. Unscd. Notes	4.13	12/10/22	220,000		201,300
Dominican Republic Government, Sr. Unscd. Bonds	5.88	4/18/24	385,000		397,513
Dominican Republic Government, Sr. Unscd. Notes	6.88	1/29/26	325,000	[a]	350,187
Ecopetrol, Sr. Unscd. Notes	5.38	6/26/26	180,000		165,600
El Salvadorian Government, Sr. Unscd. Notes	8.25	4/10/32	100,000		98,750
El Salvadorian Government, Sr. Unscd. Notes	7.65	6/15/35	190,000		171,475
Gazprom, Sr. Unscd. Bonds	6.00	11/27/23	310,000		318,138
Ghanaian Government, Sr. Unscd. Bonds	8.50	10/4/17	170,000		170,425
Hungarian Government, Sr. Unscd. Notes	5.38	3/25/24	110,000		122,471
Hungarian Government, Sr. Unscd. Notes	7.63	3/29/41	60,000		84,963
ICICI Bank, Sr. Unscd. Notes	3.50	3/18/20	200,000		204,919
Indonesian Government, Sr. Unscd. Notes	3.38	4/15/23	700,000		694,812
Indonesian Government, Sr. Unscd. Notes	5.95	1/8/46	200,000		225,735

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Bonds and Notes - 98.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Foreign/Governmental - 60.3% (continued)
Iraqi Government, Unscd. Bonds	5.80	1/15/28	500,000		357,500
Israel Electric, Sr. Scd. Bonds	5.00	11/12/24	545,000		583,831
Ivory Coast Government, Sr. Unscd. Bonds	5.75	12/31/32	100,000	[b]	91,296
Ivory Coast Government, Sr. Unscd. Notes	5.38	7/23/24	630,000		586,958
Kazakhstan Government, Sr. Unscd. Notes	4.88	10/14/44	200,000		182,130
KazMunayGas National, Sr. Unscd. Notes	7.00	5/5/20	100,000		106,750
KazMunayGas National, Sr. Unscd. Notes	4.40	4/30/23	275,000		258,225
Kenyan Government, Sr. Unscd. Notes	5.88	6/24/19	200,000		198,248
Lebanese Government, Sr. Unscd. Notes	8.25	4/12/21	220,000		241,472
Lithuanian Government, Sr. Unscd. Notes	5.13	9/14/17	200,000		211,050
Lithuanian Government, Sr. Unscd. Notes	6.63	2/1/22	200,000		241,875
Magyar Export-Import Bank, Gtd. Bonds	4.00	1/30/20	250,000		254,378
Mexican Government, Sr. Unscd. Notes	4.75	3/8/44	520,000		526,500
MFB Magyar Fejlesztesi Bank, Govt. Gtd. Notes	6.25	10/21/20	220,000		244,174
NTPC, Sr. Unscd. Notes	4.75	10/3/22	240,000		259,761
Office Cherifien des Phosphates, Sr. Unscd. Notes	5.63	4/25/24	430,000		452,188
Office Cherifien des Phosphates, Sr. Unscd. Notes	6.88	4/25/44	200,000		209,145
Pakistan Government, Sr. Unscd. Notes	8.25	9/30/25	400,000		423,365
Panamanian Government, Sr. Unscd. Bonds, Ser. A	5.63	7/25/22	45,000		49,922
Pertamina, Sr. Unscd. Notes	4.30	5/20/23	440,000		439,050
Perusahaan Gas Negara, Sr. Unscd. Notes	5.13	5/16/24	240,000		248,351
Perusahaan Listrik Negara, Sr. Unscd. Notes	5.25	10/24/42	270,000		250,425
Petroleos de Venezuela, Gtd. Notes	8.50	11/2/17	146,667		86,167
Petroleos Mexicanos, Gtd. Bonds	6.63	6/15/35	390,000		397,800
Petroleos Mexicanos, Gtd. Notes	5.50	2/4/19	255,000	[a]	267,240
Petroleos Mexicanos, Gtd. Notes	6.38	2/4/21	25,000	[a]	27,057
Petroleos Mexicanos, Gtd. Notes	4.50	1/23/26	100,000		95,390
Petroleos Mexicanos, Gtd. Notes	6.88	8/4/26	40,000	[a]	44,240

8

Bonds and Notes - 98.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Foreign/Governmental - 60.3% (continued)
Petroliam Nasional, Sr. Unscd. Notes	7.63	10/15/26	100,000		136,199
Polish Government, Sr. Unscd. Notes	4.00	1/22/24	226,000		241,933
Romanian Government, Sr. Unscd. Notes	4.88	1/22/24	550,000		602,759
Romanian Government, Sr. Unscd. Notes	6.13	1/22/44	100,000		123,006
Russian Agricultural Bank, Sr. Unscd. Notes	7.75	5/29/18	240,000		258,459
Russian Government, Sr. Unscd. Bonds	4.88	9/16/23	600,000		639,876
Sberbank of Russia, Sr. Unscd. Notes	6.13	2/7/22	250,000		268,726
Serbian Government, Sr. Unscd. Notes	7.25	9/28/21	380,000		431,357
Sinopec Group Oversea 2015, Gtd. Notes	3.25	4/28/25	300,000	[a]	297,058
Sri Lankan Government, Sr. Unscd. Notes	6.25	7/27/21	210,000		211,565
State Grid Overseas Investment, Gtd. Notes	4.13	5/7/24	250,000		270,970
Turkish Government, Sr. Unscd. Bonds	5.63	3/30/21	530,000		575,958
Turkish Government, Sr. Unscd. Notes	4.88	4/16/43	470,000		442,147
Ukrainian Government, Sr. Unscd. Notes	7.75	9/1/19	460,000		446,200
Uruguayan Government, Sr. Unscd. Bonds	7.88	1/15/33	95,000		124,806
Uruguayan Government, Sr. Unscd. Notes	4.38	10/27/27	200,000		206,750
Vnesheconombank, Sr. Unscd. Notes	6.03	7/5/22	290,000		291,707
Vnesheconombank, Sr. Unscd. Notes	6.80	11/22/25	170,000		178,588
				20,640,032
Industrials - 6.4%
DP World, Sr. Unscd. Notes	6.85	7/2/37	310,000		322,977
Elementia, Gtd. Notes	5.50	1/15/25	250,000		248,750
Embraer Netherlands Finance, Gtd. Notes	5.05	6/15/25	120,000		120,600
ENA Norte Trust, Pass Through Certificates	4.95	4/25/28	151,102		154,502
Georgian Railway JSC, Sr. Unscd. Notes	7.75	7/11/22	400,000		432,000
Metalsa, Gtd. Notes	4.90	4/24/23	280,000		269,472
Odebrecht Finance, Gtd. Notes	4.38	4/25/25	400,000		151,800
Reliance Industries, Sr. Unscd. Notes	4.13	1/28/25	320,000		327,631

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Bonds and Notes - 98.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Industrials - 6.4% (continued)
Union Andina De Cementos, Sr. Unscd. Notes	5.88	10/30/21	150,000		154,500
				2,182,232
Information Technology - 1.5%
Tencent Holdings, Sr. Unscd. Notes	3.80	2/11/25	485,000		502,040
Materials - 6.3%
AngloGold Ashanti Holdings, Gtd. Notes	5.13	8/1/22	90,000		91,462
Cementos Pacasmayo, Gtd. Notes	4.50	2/8/23	130,000		129,480
Cemex, Sr. Scd. Notes	5.70	1/11/25	200,000		193,000
Cemex, Sr. Scd. Notes	7.75	4/16/26	200,000	[a]	213,500
Cia Minera Milpo, Sr. Unscd. Notes	4.63	3/28/23	200,000		189,000
Fresnillo, Sr. Unscd. Notes	5.50	11/13/23	200,000		213,500
Israel Chemicals, Sr. Unscd. Bonds	4.50	12/2/24	170,000		176,963
MMC Norilsk Nickel, Sr. Unscd. Notes	6.63	10/14/22	435,000	[a]	471,072
Turkiye Sise ve Cam Fabrikalari, Sr. Unscd. Notes	4.25	5/9/20	250,000		250,049
Vedanta Resources, Sr. Unscd. Bonds	8.25	6/7/21	290,000		232,000
				2,160,026
Telecommunications - 5.6%
Bharti Airtel International, Gtd. Notes	5.13	3/11/23	230,000		247,934
Digicel, Sr. Unscd. Notes	6.00	4/15/21	400,000		368,000
Globo Comunicacao e Participacoes, Sr. Unscd. Notes	4.84	6/8/25	600,000	[b]	568,500
GTH Finance, Gtd. Notes	7.25	4/26/23	200,000	[a]	202,500
PCCW-HKT Capital, Gtd. Notes	3.75	3/8/23	310,000		325,701
VimpelCom Holdings, Gtd. Notes	5.95	2/13/23	200,000		199,600
				1,912,235
Utilities - .7%
ENN Energy Holdings, Sr. Unscd. Notes	6.00	5/13/21	220,000		248,911
Total Bonds and Notes (cost $32,861,501)			33,577,448

10

Other Investment - 3.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $1,066,915)	1,066,915	[c] 1,066,915
Total Investments (cost $33,928,416)	101.3%	34,644,363
Liabilities, Less Cash and Receivables	(1.3%)	(438,243)
Net Assets	100.0%	34,206,120

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, these securities were valued at $3,293,330 or 9.63% of net assets.
b Variable rate security—rate shown is the interest rate in effect at period end.
c Investment in affiliated money market mutual fund.

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Mexico	10.7
Russia	9.6
Brazil	9.2
China	9.0
Indonesia	5.4
Turkey	4.4
India	3.7
Argentina	3.2
Money Market Investment	3.1
Hong Kong	2.6
Israel	2.2
Kazakhstan	2.2
Dominican Republic	2.2
Romania	2.1
Hungary	2.1
Peru	2.0
Ivory Coast	2.0
Morocco	1.9
Chile	1.9
United Arab Emirates	1.7
Colombia	1.5
Lithuania	1.3
Ukraine	1.3
Georgia	1.3
Serbia	1.3
Pakistan	1.2
Panama	1.2
Bermuda	1.1
Iraq	1.0
Qatar	1.0
Uruguay	1.0
El Salvador	.8
Thailand	.8
Poland	.7
Lebanon	.7
South Korea	.7
Sri Lanka	.6
Kenya	.6
Azerbaijan	.6
Ghana	.5

12

Portfolio Summary (Unaudited) †	Value (%)
Malaysia	.4
South Africa	.3
Venezuela	.2
101.3

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	32,861,501	33,577,448
Affiliated issuers	1,066,915	1,066,915
Receivable for investment securities sold		573,424
Dividends and interest receivable		465,750
Prepaid expenses		29,086
		35,712,623
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		13,371
Payable for investment securities purchased		1,463,695
Accrued expenses		29,437
		1,506,503
Net Assets ($)		34,206,120
Composition of Net Assets ($):
Paid-in capital		34,724,051
Accumulated undistributed investment income—net		67,579
Accumulated net realized gain (loss) on investments		(1,301,457)
Accumulated net unrealized appreciation (depreciation) on investments		715,947
Net Assets ($)		34,206,120

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	127,127	95,905	23,685,155	10,297,933
Shares Outstanding	10,600	8,000	1,976,000	859,771
Net Asset Value Per Share ($)	11.99	11.99	11.99	11.98

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2016 (Unaudited)

Investment Income ($):
Income:
Interest	715,426
Dividends from affiliated issuers	3,349
Total Income	718,775
Expenses:
Investment advisory fee—Note 3(a)	72,500
Professional fees	34,408
Registration fees	28,914
Custodian fees—Note 3(c)	4,645
Directors’ fees and expenses—Note 3(d)	1,130
Prospectus and shareholders’ reports	1,049
Shareholder servicing costs—Note 3(c)	356
Distribution fees—Note 3(b)	348
Loan commitment fees—Note 2	158
Miscellaneous	16,895
Total Expenses	160,403
Less—reduction in expenses due to undertaking—Note 3(a)	(65,303)
Less—reduction in fees due to earnings credits—Note 3(c)	(2)
Net Expenses	95,098
Investment Income—Net	623,677
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(748,032)
Net unrealized appreciation (depreciation) on investments	1,441,957
Net Realized and Unrealized Gain (Loss) on Investments	693,925
Net Increase in Net Assets Resulting from Operations	1,317,602

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015[a]
Operations ($):
Investment income—net	623,677	919,467
Net realized gain (loss) on investments	(748,032)	(455,798)
Net unrealized appreciation (depreciation) on investments	1,441,957	(726,010)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,317,602	(262,341)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(2,262)	(3,296)
Class C	(1,792)	(2,672)
Class I	(557,232)	(883,272)
Class Y	(118,816)	(12,870)
Total Dividends	(680,102)	(902,110)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	31,604	100,000
Class C	-	100,000
Class I	-	24,701,002
Class Y	9,552,300	597,864
Dividends reinvested:
Class A	118	-
Class Y	116,537	9,270
Cost of shares redeemed:
Class A	(1,414)	-
Class I	-	(984)
Class Y	(473,226)	-
Increase (Decrease) in Net Assets from Capital Stock Transactions	9,225,919	25,507,152
Total Increase (Decrease) in Net Assets	9,863,419	24,342,701
Net Assets ($):
Beginning of Period	24,342,701	-
End of Period	34,206,120	24,342,701
Undistributed investment income—net	67,579	124,004

16

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015[a]
Capital Share Transactions (Shares):
Class A
Shares sold	2,710	8,000
Shares issued for dividends reinvested	10	-
Shares redeemed	(120)	-
Net Increase (Decrease) in Shares Outstanding	2,600	8,000
Class C
Shares sold	-	8,000
Class I
Shares sold	-	1,976,081
Shares redeemed	-	(81)
Net Increase (Decrease) in Shares Outstanding	-	1,976,000
Class Y
Shares sold	842,354	47,829
Shares issued for dividends reinvested	10,057	773
Shares redeemed	(41,242)	-
Net Increase (Decrease) in Shares Outstanding	811,169	48,602

[a]	From December 3, 2014 (commencement of operations) to October 31, 2015.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015[a]
Per Share Data ($):
Net asset value, beginning of period	11.94	12.50
Investment Operations:
Investment income—net[b]	.23	.43
Net realized and unrealized gain (loss) on investments	.09	(.58)
Total from Investment Operations	.32	(.15)
Distributions:
Dividends from investment incomeâ€•net	(.27)	(.41)
Net asset value, end of period	11.99	11.94
Total Return (%)[c,d]	2.84	(1.28)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.37	1.75
Ratio of net expenses to average net assets[e]	.90	.90
Ratio of net investment income to average net assets[e]	4.06	3.85
Portfolio Turnover Rate[d]	56.76	67.64
Net Assets, end of period ($ x 1,000)	127	95

a From December 3, 2014 (commencement of operations) to October 31, 2015.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

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Class C Shares	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015[a]
Per Share Data ($):
Net asset value, beginning of period	11.93	12.50
Investment Operations:
Investment income—net[b]	.19	.34
Net realized and unrealized gain (loss) on investments	.09	(.58)
Total from Investment Operations	.28	(.24)
Distributions:
Dividends from investment incomeâ€•net	(.22)	(.33)
Net asset value, end of period	11.99	11.93
Total Return (%)[c,d]	2.45	(1.91)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	2.13	2.49
Ratio of net expenses to average net assets[e]	1.65	1.65
Ratio of net investment income to average net assets[e]	3.31	3.10
Portfolio Turnover Rate[d]	56.76	67.64
Net Assets, end of period ($ x 1,000)	96	95

a From December 3, 2014 (commencement of operations) to October 31, 2015.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015[a]
Per Share Data ($):
Net asset value, beginning of period	11.93	12.50
Investment Operations:
Investment income—net[b]	.25	.46
Net realized and unrealized gain (loss) on investments	.09	(.58)
Total from Investment Operations	.34	(.12)
Distributions:
Dividends from investment incomeâ€•net	(.28)	(.45)
Net asset value, end of period	11.99	11.93
Total Return (%)[c]	2.96	(.99)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.11	1.45
Ratio of net expenses to average net assets[d]	.65	.65
Ratio of net investment income to average net assets[d]	4.31	4.10
Portfolio Turnover Rate[c]	56.76	67.64
Net Assets, end of period ($ x 1,000)	23,685	23,572

a From December 3, 2014 (commencement of operations) to October 31, 2015.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

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Class Y Shares	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015[a]
Per Share Data ($):
Net asset value, beginning of period	11.92	12.50
Investment Operations:
Investment income—net[b]	.25	.41
Net realized and unrealized gain (loss) on investments	.10	(.54)
Total from Investment Operations	.35	(.13)
Distributions:
Dividends from investment incomeâ€•net	(.29)	(.45)
Net asset value, end of period	11.98	11.92
Total Return (%)[c]	2.99	(1.05)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.06	1.46
Ratio of net expenses to average net assets[d]	.65	.65
Ratio of net investment income to average net assets[d]	4.31	4.15
Portfolio Turnover Rate[c]	56.76	67.64
Net Assets, end of period ($ x 1,000)	10,298	579

a From December 3, 2014 (commencement of operations) to October 31, 2015.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Debt U.S. Dollar Fund (the “fund”) is a separate non-diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to maximize total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Standish Mellon Asset Management Company LLC (“Standish”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class A and Class Y shares and all of the outstanding Class C and Class I shares of the fund.

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The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”) Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

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The following is a summary of the inputs used as of April 30, 2016 in valuing the fund’s investments:

Assets ($)	Level 1 Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities:
Corporate Bonds†	-	12,937,416	-	12,937,416
Foreign Government	-	20,640,032	-	20,640,032
Mutual Funds	1,066,915	-	-	1,066,915

† See Statement of Investments for additional detailed categorizations.

At April 30, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 4/30/2016 ($)	Net Asset (%)
Dreyfus Institutional Preferred Plus Money Market Fund	487,526	18,354,226	17,774,837	1,066,915	3.1

(d) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On April 29, 2016, the Board declared a cash dividend of $.042, $.033, $.044 and $.044 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on May 2, 2016 (ex-dividend date), to shareholders of record as of the close of business on April 29, 2016.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2016, the fund did not incur any interest or penalties.

The tax year for the period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $488,509 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2015. The fund has $484,182 of short-term capital losses and $4,327 of long-term capital losses which can be carried forward for an unlimited period.

26

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2015 was as follows: ordinary income $902,110. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2016, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2015 through March 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .65% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking amounted to $65,303 during the period ended April 30, 2016.

Pursuant to a sub-investment advisory agreement between Dreyfus and Standish, Standish serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2016, Class C shares were charged $348 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2016, Class A and Class C shares were charged $126 and $116, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan and Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

28

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2016, the fund was charged $30 for transfer agency services and $7 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $2.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2016, the fund was charged $4,645 pursuant to the custody agreement.

During the period ended April 30, 2016, the fund was charged $4,997 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $13,911, Distribution Plan fees $59, Shareholder Services Plan fees $46, custodian fees $4,848, Chief Compliance Officer fees $3,208 and transfer agency fees $30, which are offset against an expense reimbursement currently in effect in the amount of $8,731.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. At April 30, 2016, there were no redemption fees retained by the fund.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2016, amounted to $24,631,857 and $15,463,595, respectively.

At April 30, 2016, accumulated net unrealized appreciation on investments was $715,947, consisting of $1,032,520 gross unrealized appreciation and $316,573 gross unrealized depreciation.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

30

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 24-25, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Standish Mellon Asset Management Company LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), for the one-year period ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians and the fund’s yield performance was slightly below and below the Performance Group and Performance Universe median, respectively, for the period. Dreyfus also provided a comparison of the fund’s calendar year total return to the return of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was the lowest in the Expense Group and the fund’s actual management fee (which was zero) and total expenses were the lowest in the Expense Group and the Expense Universe.

Dreyfus representatives noted that Dreyfus had contractually agreed, until March 1, 2016, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) exceed 0.65% of the fund’s average daily net assets. The Board was informed that the undertaking by Dreyfus would be extended until March 1, 2017.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to

32

have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense reimbursement arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser were reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

34

NOTES

35

NOTES

36

NOTES

37

For More Information

Dreyfus Emerging Markets Debt U.S. Dollar Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Standish Mellon Asset Management
Company LLC
BNY Mellon Center
201 Washington Street
Suite 2900
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DMEAX Class C: DMMCX Class I: DMEIX Class Y: DMEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 4000SA0416

Dreyfus Global Emerging Markets Fund

SEMIANNUAL REPORT April 30, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Global Emerging Markets Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Global Emerging Markets Fund, covering the six-month period from November 1, 2015 through April 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A choppy U.S. economic recovery remained intact over the reporting period. Steady job growth, declining unemployment claims, improved consumer confidence, and higher housing prices supported an economic expansion that so far has lasted nearly seven years. These factors, along with low inflation, prompted the Federal Reserve Board in December 2015 to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to stagnate despite historically aggressive monetary policies, including negative short-term interest rates in Europe and Japan. Global growth has been hampered by weak demand, volatile commodity prices, the lingering effects of various financial crises, unfavorable demographic trends, and low productivity growth. These developments proved especially challenging for financial markets in early 2016, but stocks and riskier sectors of the bond market later rallied strongly to post positive total returns, on average, for the reporting period overall.

While we are encouraged by the recent resilience of the financial markets, we expect volatility to persist over the foreseeable future until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 16, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2015, through April 30, 2016, as provided by Robert Marshall-Lee, Naomi Waistell, and Sophia Whitbread, CFA, Primary Portfolio Managers of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended April 30, 2016, Dreyfus Global Emerging Markets Fund’s Class A shares produced a total return of -1.67%, Class C shares returned -2.00%, Class I shares returned -1.52%, and Class Y shares returned -1.51%.1 In comparison, the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), the fund’s benchmark, returned -0.13% for the same period.2

Emerging markets equities produced roughly flat total returns, on average, during the reporting period, masking heightened market volatility. The fund lagged its benchmark, mainly due to country allocation shortfalls in India (overweight) and Brazil (zero-weight).

Effective November 2015, Naomi Waistell became a Primary Portfolio Manager for the fund.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in common stocks and other equity securities of companies in emerging market countries. The Portfolio Managers employ a fundamental, bottom-up investment process that emphasizes quality, return on capital employed, and governance. The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable global economic, industrial, or social trends that the Portfolio Managers believe will positively affect certain regions or industries and cause stocks within these regions or industries to outperform others on a five-year view. Investment themes help focus on areas where the themes suggest superior growth potential and fundamental analysis to ensure that the fundhas the right stocks to best capture this growth potential in terms of capital appreciation with a reduced absolute risk profile by avoiding the riskiest areas, as identified via these themes.

Emerging Markets Produced Mixed Results

Emerging equity markets dropped sharply over the final months of 2015 in anticipation of an interest-rate hike in the United States, which indeed occurred in December. The markets also were undermined by further declines in commodity prices, most notably crude oil, and decelerating economic growth in China. After a weak start the first week of 2016, the MSCI EM Index rallied over the remainder of the reporting period, nearly offsetting previous declines. Investor sentiment was strongly influenced by waning concerns over the health of the Chinese economy, a partial recovery in commodity prices, and indications that the Federal Reserve Board would delay additional U.S. rate hikes.

Hungary ranked as the reporting period’s strongest individual market as its central bank eased monetary policy, credit risk waned, and credit volumes normalized. In Latin America, Brazil and Peru reversed previous declines when commodity markets rebounded. Thailand posted a positive return due to renewed optimism that political controversy would be resolved. Indonesia and Malaysia were buoyed by rebounding commodity prices and investment capital inflows. On the other hand, China and Hong Kong posted negative returns in the midst of macroeconomic and currency devaluation concerns. Greece and Qatar also were among the emerging markets’ weakest performers.

Indian Holdings Dampened Relative Performance

The fund’s relative performance was constrained by an overweighted allocation to India, which suffered disproportionately from deteriorating investor sentiment over the reporting period’s first half. In addition, Indian automotive company Maruti Suzuki India reported disappointing quarterly results,

3

DISCUSSION OF FUND PERFORMANCE (continued)

and drug developer Glenmark Pharmaceuticals faced currency headwinds and pricing pressures. Furthermore, lack of exposure to the recovering Brazilian market, buoyed by hopes of presidential impeachment, rather than anything fundamental, prevented the fund from participating in its rebound. Underweighted positions in the energy and materials sectors also hurt relative performance.

The fund achieved better relative results from stock selections in China, where Internet search provider Baidu and tutoring specialist TAL Education Group rallied from previous weakness as greater discrimination returned to the Chinese market. The fund also benefited from lack of exposure to the Chinese financials sector. The fund’s results in Mexico were aided by soft drink bottler Arca Continental and airport operator Grupo Aeroportuario del Centro Norte. On a sector basis, favorable security selections in the industrials, financials, and health care sectors contributed positively to relative performance.

Differentiated Prospects in Emerging Markets

While the start to 2016 was shaky for emerging-markets stocks, the fund’s focus on fundamental analyses of companies and countries enables it to put short-term market turbulence in its proper context. The fund continues to see the emerging markets as having widely differentiated prospects across countries, industry groups, and individual companies.

The fund has retained a general preference for companies in countries that are adjusting to a changing global backdrop, addressing fiscal deficits, enacting structural reform, and stimulating growth through investment. As a result, the fund currently bears little resemblance to its benchmark. Instead, it has focused on growth areas as identified by its investment themes, including consumer stocks, equities in India, the Philippines, and Mexico, and Chinese Internet companies. Such companies should benefit from structural tailwinds, and they have the strong fundamental characteristics and corporate governance necessary to grow profitably and allocate capital for shareholders’ benefit.

May 16, 2016

Equity securities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

¹  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2  SOURCE: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America, and the Pacific Basin. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Emerging Markets Fund from November 1, 2015 to April 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 7.74	$ 11.42	$ 6.51	$ 6.32
Ending value (after expenses)	$ 983.30	$ 980.00	$ 984.80	$ 984.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 7.87	$ 11.61	$ 6.62	$ 6.42
Ending value (after expenses)	$ 1,017.06	$ 1,013.33	$ 1,018.30	$ 1,018.50

† Expenses are equal to the fund’s annualized expense ratio of 1.57% for Class A, 2.32% for Class C, 1.32% for Class I and 1.28% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

April 30, 2016 (Unaudited)

Common Stocks - 97.5%	Shares		Value ($)
Australia - .4%
Oil Search	62,893		331,284
Chile - .4%
Sociedad Quimica y Minera Chile, ADR	17,574		366,066
China - 21.0%
3SBio	1,014,500	[a]	1,219,763
Alibaba Group Holding, ADR	46,583	[b]	3,584,096
Baidu, ADR	16,841	[b]	3,272,206
China Biologic Products	24,644	[b]	2,883,348
Ctrip.com International, ADR	39,134	[b]	1,706,634
Lenovo Group	616,000		485,777
TAL Education Group, ADR	30,829	[b]	1,783,766
Tencent Holdings	114,314		2,319,697
Vipshop Holdings, ADR	182,475	[b]	2,488,959
			19,744,246
Hong Kong - 4.7%
AIA Group	745,600		4,460,767
India - 29.5%
Amara Raja Batteries	150,633		2,144,029
Apollo Hospitals Enterprise	62,918		1,240,088
Axis Bank	186,129		1,316,200
Glenmark Pharmaceuticals	167,287		2,082,619
Godrej Consumer Products	97,586		1,941,046
Grasim Industries	11,491		705,770
Hero MotoCorp	21,486		924,929
Hindustan Unilever	71,859		929,923
ITC	676,435		3,303,317
Jubilant Foodworks	59,062		1,026,724
LIC Housing Finance	215,861		1,498,808
Maruti Suzuki India	64,374		3,667,841
PVR	57,933		729,694
Tata Consultancy Services	60,838		2,316,403
Tata Motors, ADR	110,182	[b]	3,347,329
Titan	101,935		545,389
			27,720,109
Indonesia - .8%
Surya Citra Media	3,034,900		734,783

6

Common Stocks - 97.5% (continued)	Shares		Value ($)
Macau - 3.0%
Sands China	471,200		1,679,249
Wynn Macau	827,200		1,177,009
			2,856,258
Malaysia - 1.5%
IHH Healthcare	836,500		1,401,914
Mexico - 6.6%
Arca Continental	374,799		2,585,414
Grupo Aeroportuario del Centro Norte	289,200		1,676,907
Grupo Financiero Santander Mexico, Cl. B, ADR	72,404		661,773
Kimberly-Clark de Mexico, Cl. A	561,080		1,333,835
			6,257,929
Philippines - 7.6%
GT Capital Holdings	52,080		1,515,470
Metropolitan Bank & Trust	973,005		1,684,475
Robinsons Retail Holdings	243,400		398,724
Security Bank	341,085		1,237,207
Universal Robina	512,860		2,274,808
			7,110,684
Portugal - .5%
Galp Energia	34,577		476,837
South Africa - 12.2%
British American Tobacco	68,175		4,175,643
Cie Financiere Richemont	112,324		747,594
Discovery	69,379		620,232
Life Healthcare Group Holdings	341,170		896,744
Naspers, Cl. N	31,756		4,378,424
Net 1 UEPS Technologies	51,720	[b]	616,502
			11,435,139
Taiwan - 6.2%
Catcher Technology	173,000		1,209,864
Merida Industry	140,000		567,993
Taiwan Semiconductor Manufacturing	892,000		4,087,137
			5,864,994
United Kingdom - .8%
BGEO Holdings	23,685		794,828
United States - 2.3%
Yum! Brands	27,772		2,209,540
Total Common Stocks (cost $83,345,354)			91,765,378

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment - 2.5%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $2,328,572)	2,328,572	[c]	2,328,572
Total Investments (cost $85,673,926)	100.0%		94,093,950
Liabilities, Less Cash and Receivables	.0%		(14,572)
Net Assets	100.0%		94,079,378

ADR—American Depository Receipt

aSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, this security was valued at $1,219,763 or 1.3% of net assets.
bNon-income producing security.
cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Consumer Goods	24.4
Consumer Services	19.5
Technology	17.1
Financials	14.6
Health Care	10.3
Industrials	10.3
Money Market Investment	2.5
Energy	.9
Materials	.4
100.0

† Based on net assets.

See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	83,345,354	91,765,378
Affiliated issuers	2,328,572	2,328,572
Cash		174,500
Cash denominated in foreign currency	363,482	370,096
Receivable for investment securities sold		741,439
Dividends receivable		158,071
Receivable for shares of Common Stock subscribed		13,500
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		3,913
Prepaid expenses		35,550
		95,591,019
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		133,320
Payable for investment securities purchased		1,283,444
Payable for shares of Common Stock redeemed		65,704
Interest payable—Note 2		712
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		115
Accrued expenses		28,346
		1,511,641
Net Assets ($)		94,079,378
Composition of Net Assets ($):
Paid-in capital		98,020,493
Accumulated investment (loss)—net		(96,047)
Accumulated net realized gain (loss) on investments		(12,277,796)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		8,432,728
Net Assets ($)		94,079,378

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	204,862	34,375	361,659	93,478,482
Shares Outstanding	15,828	2,698	27,880	7,173,391
Net Asset Value Per Share ($)	12.94	12.74	12.97	13.03

See notes to financial statements.

9

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $50,306 foreign taxes withheld at source):
Unaffiliated issuers	488,504
Affiliated issuers	1,444
Total Income	489,948
Expenses:
Management fee—Note 3(a)	454,741
Custodian fees—Note 3(c)	69,273
Professional fees	50,319
Registration fees	26,402
Prospectus and shareholders’ reports	4,781
Directors’ fees and expenses—Note 3(d)	3,192
Interest expense—Note 2	845
Shareholder servicing costs—Note 3(c)	773
Loan commitment fees—Note 2	693
Distribution fees—Note 3(b)	124
Miscellaneous	11,258
Total Expenses	622,401
Less—reduction in expenses due to undertaking—Note 3(a)	(39,945)
Less—reduction in fees due to earnings credits—Note 3(c)	(7)
Net Expenses	582,449
Investment (Loss)—Net	(92,501)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(5,683,245)
Net realized gain (loss) on forward foreign currency exchange contracts	(10,988)
Net Realized Gain (Loss)	(5,694,233)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	3,831,896
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1,879
Net Unrealized Appreciation (Depreciation)	3,833,775
Net Realized and Unrealized Gain (Loss) on Investments	(1,860,458)
Net (Decrease) in Net Assets Resulting from Operations	(1,952,959)

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Operations ($):
Investment income (loss)—net	(92,501)	122,261
Net realized gain (loss) on investments	(5,694,233)	(6,433,208)
Net unrealized appreciation (depreciation) on investments	3,833,775	(6,145,124)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,952,959)	(12,456,071)
Dividends to Shareholders from ($):
Investment income—net:
Class A	-	(246)
Class C	-	(68)
Class I	-	(2,339)
Class Y	-	(292,156)
Net realized gain on investments:
Class A	-	(761)
Class C	-	(370)
Class I	-	(5,993)
Class Y	-	(748,416)
Total Dividends	-	(1,050,349)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	33,712	249,547
Class I	212,791	184,173
Class Y	27,666,075	36,631,423
Dividends reinvested:
Class A	-	688
Class C	-	153
Class I	-	6,292
Class Y	-	939,605
Cost of shares redeemed:
Class A	(788)	(175,387)
Class C	-	(4,754)
Class I	(181,082)	(540,488)
Class Y	(29,567,500)	(22,994,550)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(1,836,792)	14,296,702
Total Increase (Decrease) in Net Assets	(3,789,751)	790,282
Net Assets ($):
Beginning of Period	97,869,129	97,078,847
End of Period	94,079,378	97,869,129
Accumulated (distributions in excess of) investment income (loss)—net	(96,047)	(3,546)

11

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Capital Share Transactions (Shares):
Class A
Shares sold	2,699	17,382
Shares issued for dividends reinvested	-	49
Shares redeemed	(68)	(12,200)
Net Increase (Decrease) in Shares Outstanding	2,631	5,231
Class C
Shares issued for dividends reinvested	-	11
Shares redeemed	-	(383)
Net Increase (Decrease) in Shares Outstanding	-	(372)
Class Ia
Shares sold	16,434	13,529
Shares issued for dividends reinvested	-	450
Shares redeemed	(14,907)	(39,592)
Net Increase (Decrease) in Shares Outstanding	1,527	(25,613)
Class Ya
Shares sold	2,186,073	2,679,139
Shares issued for dividends reinvested	-	67,019
Shares redeemed	(2,376,416)	(1,735,368)
Net Increase (Decrease) in Shares Outstanding	(190,343)	1,010,790

[a]	During the period ended April 30, 2016, 7,749 Class I shares representing $93,913 were exchanged for 7,710 Class Y shares.

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2016		Year Ended October 31,
Class A Shares	(Unaudited)	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	13.15	15.09	12.50
Investment Operations:
Investment income (loss)—net[b]	(.03)	(.01)	.02
Net realized and unrealized gain (loss) on investments	(.18)	(1.77)	2.57
Total from Investment Operations	(.21)	(1.78)	2.59
Distributions:
Dividends from investment income—net	—	(.04)	–
Dividends from net realized gain on investments	—	(.12)	—
Total Distributions	—	(.16)	–
Net asset value, end of period	12.94	13.15	15.09
Total Return (%)[c]	(1.67)[d]	(11.80)	20.72[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.77[e]	1.82	2.35[e]
Ratio of net expenses to average net assets	1.57[e]	1.60	1.60[e]
Ratio of net investment income (loss) to average net assets	(.43)[e]	(.05)	.20[e]
Portfolio Turnover Rate	32.38[d]	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	205	174	120

a From February 3, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2016	Year Ended October 31,
Class C Shares	(Unaudited)	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.99	15.01	12.50
Investment Operations:
Investment (loss)—net[b]	(.08)	(.13)	(.05)
Net realized and unrealized gain (loss) on investments	(.17)	(1.75)	2.56
Total from Investment Operations	(.25)	(1.88)	2.51
Distributions:
Dividends from investment income—net	—	(.02)	—
Dividends from net realized gain on investments	—	(.12)	—
Total Distributions	—	(.14)	—
Net asset value, end of period	12.74	12.99	15.01
Total Return (%)[c]	(2.00)[d]	(12.51)	20.08[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.72[e]	2.67	2.95[e]
Ratio of net expenses to average net assets	2.32[e]	2.35	2.35[e]
Ratio of net investment (loss) to average net assets	(1.23)[e]	(.96)	(.45)[e]
Portfolio Turnover Rate	32.38[d]	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	34	35	46

a From February 3, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

14

	Six Months Ended
	April 30, 2016	Year Ended October 31,
Class I Shares	(Unaudited)	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	13.16	15.09	12.50
Investment Operations:
Investment income (loss)—net[b]	(.02)	(.00)[c]	.66
Net realized and unrealized gain (loss) on investments	(.17)	(1.76)	1.93
Total from Investment Operations	(.19)	(1.76)	2.59
Distributions:
Dividends from investment income—net	—	(.05)	—
Dividends from net realized gain on investments	—	(.12)	—
Total Distributions	—	(.17)	—
Net asset value, end of period	12.97	13.16	15.09
Total Return (%)	(1.52)[d]	(11.68)	20.72[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.42[e]	1.35	1.41[e]
Ratio of net expenses to average net assets	1.32[e]	1.35	1.35[e]
Ratio of net investment income (loss) to average net assets	(.29)[e]	(.03)	2.86[e]
Portfolio Turnover Rate	32.38[d]	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	362	347	784

a From February 3, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2016		Year Ended October 31,
Class Y Shares	(Unaudited)	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	13.22	15.13	12.50
Investment Operations:
Investment income (loss)—net[b]	(.01)	.02	.05
Net realized and unrealized gain (loss) on investments	(.18)	(1.76)	2.58
Total from Investment Operations	(.19)	(1.74)	2.63
Distributions:
Dividends from investment income—net	—	(.05)	—
Dividends from net realized gain on investments	—	(.12)	—
Total Distributions	—	(.17)	—
Net asset value, end of period	13.03	13.22	15.13
Total Return (%)	(1.51)[c]	(11.51)	21.04[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.37[d]	1.28	1.70[d]
Ratio of net expenses to average net assets	1.28[d]	1.28	1.35[d]
Ratio of net investment income (loss) to average net assets	(.20)[d]	.13	.52[d]
Portfolio Turnover Rate	32.38[c]	32.72	30.66[c]
Net Assets, end of period ($ x 1,000)	93,478	97,314	96,129

a From February 3, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Global Emerging Markets Fund (the “fund”) is a separate non-diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 2,000 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	2,209,540	—		—	2,209,540
Equity Securities - Foreign Common Stocks†	20,710,679	68,845,159	††	—	89,555,838
Mutual Funds	2,328,572	—		—	2,328,572
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	—	3,913		—	3,913
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	—	(115)		—	(115)

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.

††† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2015, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the

20

amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 4/30/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	—	26,566,066	24,237,494	2,328,572	2.5

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the two-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $4,613,304 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2015. The fund has $2,181,909 of short-term capital losses and $2,431,395 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2015 was as follows: ordinary income $1,050,349. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

22

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2016 was approximately $149,500 with a related weighted average annualized interest rate of 1.14%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the fund has agreed to pay a management fee at the annual rate of 1.00% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus had contractually agreed, from November 1, 2015 through February 29, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded 1.35% of the value of the fund’s average daily net assets. Dreyfus has contractually agreed, from March 1, 2016 through March 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding certain expenses as described above) exceed 1.25% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking amounted to $39,945 during the period ended April 30, 2016.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Newton serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays Newton a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2016, Class C shares were charged $124 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2016, Class A and Class C shares were charged $230 and $41, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan and Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2016, the fund was charged $365 for transfer agency services and $18 for cash management services. These fees are included in Shareholder servicing costs in the

24

Statement of Operations. Cash management fees were partially offset by earnings credits of $7.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2016, the fund was charged $69,273 pursuant to the custody agreement.

During the period ended April 30, 2016, the fund was charged $4,997 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $76,610, Distribution Plan fees $21, Shareholder Services Plan fees $49, custodian fees $69,112, Chief Compliance Officer fees $3,208 and transfer agency fees $125, which are offset against an expense reimbursement currently in effect in the amount of $15,805.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended April 30, 2016, redemption fees charged and retained by the fund amounted to $25,755.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2016, amounted to $29,722,324 and $33,337,538, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2016 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at April 30, 2016:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Barclays Bank
British Pound,
Expiring
5/4/2016	3,117	4,565	4,555	(10)
Euro,
Expiring
5/3/2016	2,436	2,788	2,789	1

26

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
JP Morgan Chase Bank
South African Rand,
Expiring
5/4/2016	3,240,012	223,727	227,605	3,878
Royal Bank of Scotland
Hong Kong Dollar,
Expiring
5/3/2016	1,767,427	227,828	227,852	24
5/4/2016	519,969	67,023	67,033	10
Mexican New Peso,
Expiring
5/2/2016	1,709,118	99,433	99,340	(93)
State Street Bank and Trust Co.
Mexican New Peso,
Expiring
5/3/2016	1,414,537	82,224	82,218	(6)
UBS
Australian Dollar,
Expiring
5/3/2016	2,564	1,956	1,950	(6)
Gross Unrealized Appreciation				3,913
Gross Unrealized Depreciation				(115)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	3,913	(115)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	3,913	(115)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	3,913	(115)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2016:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	1		(1)	-	-
JP Morgan Chase Bank	3,878		-	-	3,878
Royal Bank of Scotland	34		(34)	-	-
Total	3,913		(35)	-	3,878

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Bank	(10)		1	-	(9)
Royal Bank of Scotland	(93)		34	-	(59)
State Street Bank and Trust Co.	(6)		-	-	(6)
UBS	(6)		-	-	(6)
Total	(115)		35	-	(80)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2016:

Average Market Value ($)
Forward contracts	788,695

28

At April 30, 2016, accumulated net unrealized appreciation on investments was $8,420,024, consisting of $12,500,459 gross unrealized appreciation and $4,080,435 gross unrealized depreciation.

At April 30, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 24-25, 2016, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Capital Management Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge

30

Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), for the one-year period ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was in the first quartile of the Performance Group and Performance Universe for the period. Dreyfus also provided a comparison of the fund’s calendar year total return to the return of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group and the Expense Universe medians and the fund’s total expense ratio was slightly below the Expense Group and the Expense Universe medians.

Dreyfus representatives noted that Dreyfus had contractually agreed, until March 1, 2016, to waive receipt of its fees and/or assume the expenses of the Fund so that the expenses of none of the Fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.35% of the fund’s average daily net assets. The Board was informed that Dreyfus would contractually agree, until March 1, 2017, to waive receipt of its fees and/or assume the expenses of the Fund so that the expenses of none of the Fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.25% of the fund’s average daily net assets.

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as

32

a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser were reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

34

NOTES

35

NOTES

36

NOTES

37

For More Information

Dreyfus Global Emerging Markets Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Capital Management Limited
160 Queen Victoria Street,
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DGEAX Class C: DGECX Class I: DGIEX Class Y: DGEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6243SA0416

Dreyfus Select Managers Long/Short Fund

SEMIANNUAL REPORT April 30, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Select Managers Long/Short Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Select Managers Long/Short Fund, covering the six-month period from November 1, 2015 through April 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A choppy U.S. economic recovery remained intact over the reporting period. Steady job growth, declining unemployment claims, improved consumer confidence, and higher housing prices supported an economic expansion that so far has lasted nearly seven years. These factors, along with low inflation, prompted the Federal Reserve Board in December 2015 to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to stagnate despite historically aggressive monetary policies, including negative short-term interest rates in Europe and Japan. Global growth has been hampered by weak demand, volatile commodity prices, the lingering effects of various financial crises, unfavorable demographic trends, and low productivity growth. These developments proved especially challenging for financial markets in early 2016, but stocks and riskier sectors of the bond market later rallied strongly to post positive total returns, on average, for the reporting period overall.

While we are encouraged by the recent resilience of the financial markets, we expect volatility to persist over the foreseeable future until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 16, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2015 through April 30, 2016, as provided by Christopher E. Crerend and Jeffrey A. Brozek, Portfolio Allocation Managers of EACM Advisors LLC

Fund and Market Performance Overview

For the six-month period ended April 30, 2016, Dreyfus Select Managers Long/Short Fund’s Class A shares produced a total return of -3.00%, Class C shares returned -3.37%, Class I shares returned -2.83%, and Class Y shares returned -2.83%.1 In comparison, the fund’s benchmark, the HFRX® Equity Hedge Index (the “HFRX Index”), produced a total return of -3.94%, and the Morgan Stanley Capital International All Country World Index (the “MSCI ACWI Index”), a broad-based index, produced a total return of -0.94% for the same period.2 Because of several factors, including that the MSCI ACWI Index does not include short positions, we believe the HFRX Index may be a more meaningful performance benchmark.

Hedge fund strategies produced negative returns over the reporting period as investor sentiment shifted dramatically. Favorable results in the utilities, industrials, and consumer staples sectors enabled the fund to outperform the HFRX Index.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation with lower volatility than, and moderate correlation to, major equity market indices. The fund uses a “manager of managers” approach by selecting one or more experienced equity managers to serve as subadvisers to manage the fund’s assets. The fund allocates its assets among subadvisers that use long/short equity investment strategies that are not expected to have returns that are highly correlated to each other or major equity market indices. Each of the fund’s subadvisers acts independently of any other subadviser and uses its own methodology to select portfolio investments.

The fund normally invests in equity securities, typically common stocks, including securities issued by other investment companies, such as exchange-traded funds (ETFs). The fund expects to maintain significant short positions in equity securities and equity-related instruments, including derivative instruments and ETFs. Although the fund intends to maintain an overall long position in its investments, in certain circumstances, the fund’s short positions may approach or reach the size of the fund’s overall long position.

Markets Roiled by Volatility

Stock prices proved choppy in late 2015. Some industry groups, such as the information technology, health care, and financials sectors, benefited from encouraging U.S. employment data and greater mergers-and-acquisitions activity. Other areas, including the energy and basic materials sectors, were undermined by falling commodity prices and global economic headwinds. Investor sentiment deteriorated substantially in early 2016 amid fears that higher short-term interest rates might weigh on U.S. and global economic growth. These worries, as

3

DISCUSSION OF FUND PERFORMANCE (continued)

well as disappointing economic data in China, led to plummeting oil prices and sharply declining stock prices over the opening weeks of 2016.

Equity markets reversed direction in mid-February, beginning a robust rebound when investors responded positively to indications that the Federal Reserve Board would delay additional rate increases. Investors also were cheered when commodity prices rebounded and Chinese economic conditions appeared to be stabilizing. By mid-April, broad measures of stock market performance had advanced into positive territory, led by a strong rebound in the previously hard-hit energy and materials sectors.

Fund Strategies Produced Mixed Results

While we are never satisfied with negative absolute returns, we nonetheless are pleased that the fund achieved above-average relative performance in several areas. The utilities sector provided the most favorable results, boosted by a long position in electricity producer Black Hills, which reported better-than-expected earnings. In the industrials sector, long positions in defense contractors Honeywell International and Lockheed Martin advanced strongly. Among consumer staples companies, spirits maker Constellation Brands announced robust earnings growth stemming from accretive acquisitions. Short positions in the consumer discretionary sector also added value when several companies missed their earnings targets, including specialty retailer L Brands, apparel seller Wolverine World Wide, and Indian carmaker Tata Motors.

Disappointments over the reporting period were concentrated mainly in the financials sector, where low interest rates and credit concerns hurt long positions in U.S. companies Bank of America and Synchrony Financial, and European insurers AXA and Allianz. In the materials sector, a long position in chemicals producer LyondellBasell Industries fared poorly, as did long positions in energy companies Valero Energy and Anadarko Petroleum. Health care company Allergan was hurt by drug-pricing concerns, and by its failed merger attempt with U.S. drug maker Pfizer. On the short side, Praxair, Schlumberger, and National Oilwell Varco did not decline as expected. Finally, certain subadvisers’ use of currency futures contracts and sector-specific ETFs proved costly.

4

Market Volatility Expected to Continue

We currently expect market volatility to persist in an environment of gradually rising short-term U.S. interest rates, choppy global economic growth, and slowing corporate earnings. In our judgment, highly selective long-short strategies should prove effective in navigating such an environment.

The fund terminated one of its subadvisers, Standard Pacific Capital, LLC. In addition, the fund’s net equity exposure ended the reporting period toward the lower end of its historical range, reflecting an increase in short positions among its subadvisers.

May 16, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

Manager of managers funds carry risks because each subadviser makes investment decisions independently and it is possible that the investment styles of the subadvisers may not complement one another. As a result, the fund's different exposures to a given stock, industry, sector, market capitalization, geographic area or investment style could unintentionally be more or less than it would have been if the fund had a single adviser or investment strategy.

Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility. Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets. The use of leverage may magnify the fund’s gains or losses.

The fund may use derivative instruments, such as options, futures, options on futures, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation in effect until March 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 SOURCE: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The HFRX Equity Hedge Index (the “HFRX Index”) is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. The HFRX Index is sponsored by Hedge Fund Research, Inc. and is constructed using a robust filtering, monitoring, and quantitative constituent selection process using the Hedge Fund Research database (HFR Database), an industry standard for hedge fund data. Constituents of the HFRX Index are selected from an eligible pool of the more than 2270 hedge funds that report to the HFR Database. These hedge funds are screened for various reporting characteristics, asset and duration of track record qualities, unique hedge fund strategy inclusion, and whether they are open to accepting new investment via a fully transparent format. The HFRX Index performance is based on the return of the constituent hedge funds after deducting constituent hedge fund fees and Index Provider fees. The HFRX Index is calculated in USD (dollars) and is priced daily, with a 2-day lag. The Morgan Stanley Capital International All Country World Index (the “MSCI ACWI Index”) is a free float-adjusted market capitalization-weighted index that is designed to measure equity-market performance in the developed and emerging markets throughout the world. Investors cannot invest directly in any index.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Select Managers Long/Short Fund from November 1, 2015 to April 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 16.60	$ 20.48	$ 15.30	$ 14.85
Ending value (after expenses)	$ 970.00	$ 966.30	$ 971.70	$ 971.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 16.92	$ 20.88	$ 15.59	$ 15.14
Ending value (after expenses)	$1,008.01	$1,004.03	$1,009.35	$1,009.80

† Expenses are equal to the fund’s annualized expense ratio of 3.39% for Class A, 4.19% for Class C, 3.12% for Class I and 3.03% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2016 (Unaudited)

Common Stocks - 57.7%	Shares		Value ($)
Automobiles & Components - 1.1%
Autoliv, SDR	7,472		906,568
Magna International, Cl. A	84,124	[a]	3,534,890
			4,441,458
Banks - 4.9%
ABN AMRO Group	37,975	[b]	810,563
Bank of America	461,262	[a]	6,715,975
Bank of the Ozarks	44,192		1,825,130
CIT Group	28,924	[a]	999,903
Danske Bank	58,627		1,650,888
JPMorgan Chase & Co.	8,200		518,240
KBC Groep	16,209		913,219
Nordea Bank	48,511		470,073
Signature Bank	7,253	[c]	999,681
SunTrust Banks	49,510		2,066,547
Western Alliance Bancorp	70,173	[c]	2,566,928
			19,537,147
Capital Goods - 3.3%
ABB	65,639		1,388,689
Airbus Group	14,328		896,616
Danaher	26,350	[a]	2,549,362
GEA Group	11,622		539,644
Ingersoll-Rand	20,680		1,355,367
Mueller Water Products, Cl. A	161,575	[a]	1,736,931
Prysmian	44,603		1,053,478
Raytheon	18,474		2,334,190
Sandvik	66,099		678,825
SKF, Cl. B	36,556		673,823
			13,206,925
Commercial & Professional Services - .3%
Adecco	17,081		1,100,470
Consumer Durables & Apparel - 1.8%
adidas	3,773		486,529
Coach	31,558	[a]	1,270,841
Electrolux, Ser. B	24,370		708,047
Garmin	2,072		88,329
G-III Apparel Group	19,300	[c]	873,325
Mohawk Industries	6,530	[a,c]	1,257,874

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 57.7% (continued)	Shares		Value ($)
Consumer Durables & Apparel - 1.8% (continued)
PVH	13,660	[a]	1,305,896
Steven Madden	34,025	[c]	1,191,215
			7,182,056
Consumer Services - 2.1%
Bloomin' Brands	71,850	[a]	1,343,595
Carnival	33,317		1,634,199
McDonald's	8,027		1,015,335
Tyco International	112,150	[a]	4,320,018
			8,313,147
Diversified Financials - 2.4%
Affiliated Managers Group	8,718	[c]	1,484,850
Intercontinental Exchange	5,006		1,201,590
Invesco	41,258		1,279,411
OM Asset Management	39,531		530,506
Pace Holdings	240,850	[a]	2,394,049
WL Ross Holding	267,475	[a,c]	2,676,087
			9,566,493
Energy - 3.4%
Anadarko Petroleum	42,806	[a]	2,258,445
Cheniere Energy	29,406	[a,c]	1,143,305
Exxon Mobil	7,886	[a]	697,122
Halliburton	69,384	[a]	2,866,253
Newfield Exploration	17,890	[c]	648,512
Noble Energy	77,765	[a]	2,808,094
Pioneer Natural Resources	5,166	[a]	858,073
SBM Offshore	42,302		569,539
Valero Energy	27,785	[a]	1,635,703
			13,485,046
Food & Staples Retailing - .2%
METRO	31,383		998,029
Food, Beverage & Tobacco - 3.5%
China Resources Beer Holdings Company	586,500		1,284,128
Constellation Brands, Cl. A	33,198	[a]	5,180,880
J.M. Smucker	11,307		1,435,763
Molson Coors Brewing, Cl. B	21,467	[a]	2,052,889
Mondelez International, Cl. A	41,510		1,783,270
Monster Beverage	3,497	[c]	504,337
Nestle	20,922		1,557,742
			13,799,009

8

Common Stocks - 57.7% (continued)	Shares		Value ($)
Health Care Equipment & Services - 2.1%
Acadia Healthcare	18,903	[c]	1,194,481
Becton Dickinson & Co.	5,956		960,465
HCA Holdings	40,287	[a,c]	3,247,938
Sonova Holding	4,253		568,698
Universal Health Services, Cl. B	18,298	[a]	2,446,077
			8,417,659
Household & Personal Products - .8%
Herbalife	28,254	[a,c]	1,637,319
Svenska Cellulosa, Cl. B	15,404		484,866
Unilever	24,485		1,076,129
			3,198,314
Insurance - .7%
Ageas	22,531		884,794
ING Groep	82,572		1,012,627
Swiss Life Holding	3,294	[c]	831,961
			2,729,382
Materials - 4.0%
Air Products & Chemicals	14,210	[a]	2,073,097
Akzo Nobel	15,519		1,101,287
Ferro	89,450	[c]	1,139,593
LafargeHolcim	33,222	[c]	1,679,391
Norsk Hydro	155,772		677,275
Sherwin-Williams	20,111	[a]	5,778,091
ThyssenKrupp	39,200		911,709
W.R. Grace & Co.	21,250		1,629,450
Yara International	25,407		1,016,856
			16,006,749
Media - 6.0%
CBS, Cl. B	49,100	[a]	2,745,181
Comcast, Cl. A	20,530	[a]	1,247,403
Discovery Communications, Cl. A	15,795	[a,c]	431,361
DISH Network, Cl. A	96,626	[a,c]	4,762,696
JCDecaux	78,545		3,473,155
Mediaset	232,209		1,046,965
Time Warner	83,055	[a]	6,240,753
Time Warner Cable	14,365	[a]	3,046,960
Twenty-First Century Fox, Cl. A	20,836	[c]	630,497
			23,624,971

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 57.7% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 4.2%
Allergan	33,308	[a,c]	7,213,180
Baxalta	43,163		1,810,688
Bayer	13,335		1,538,801
Gilead Sciences	21,837		1,926,242
Pfizer	72,765		2,380,143
Zoetis	35,075		1,649,577
			16,518,631
Real Estate - .8%
Deutsche Wohnen-BR	20,947		641,236
Kilroy Realty	17,425	[a,d]	1,129,314
Realogy Holdings	16,197	[c]	578,881
Vonovia	20,947		705,110
			3,054,541
Retailing - 1.7%
Amazon.com	767	[a,c]	505,906
AutoZone	1,198	[a,c]	916,746
Home Depot	6,582	[a]	881,264
O'Reilly Automotive	3,996	[a,c]	1,049,669
Priceline Group	1,794	[a,c]	2,410,526
Restoration Hardware Holdings	23,800	[c]	1,029,826
			6,793,937
Semiconductors & Semiconductor Equipment - 1.8%
Agilent Technologies	41,050	[a]	1,679,766
ASML Holding	6,138		593,472
Broadcom	12,120	[a]	1,766,490
MKS Instruments	22,300		799,678
NXP Semiconductors	24,925	[a,c]	2,125,604
			6,965,010
Software & Services - 5.9%
Baidu, ADR	3,021		586,980
Citrix Systems	10,703	[a,c]	875,933
Cognizant Technology Solutions, Cl. A	8,732	[a,c]	509,687
CommVault Systems	12,429	[a,c]	544,017
Computer Sciences	39,782	[a]	1,317,978
CSRA	100,684	[a]	2,613,757
Facebook, Cl. A	40,838	[a,c]	4,801,732
Microsoft	11,923	[a]	594,600
Oracle	33,305		1,327,537
PTC	72,937	[a,c]	2,659,283

10

Common Stocks - 57.7% (continued)	Shares		Value ($)
Software & Services - 5.9% (continued)
Rackspace Hosting	25,808	[c]	590,229
SAP	20,347		1,591,589
Symantec	41,603		692,482
Tencent Holdings	35,500		720,378
Total System Services	15,900		813,126
Yahoo!	88,455	[a,c]	3,237,453
			23,476,761
Technology Hardware & Equipment - 3.4%
Alphabet, Cl. A	5,374	[a,c]	3,804,147
Alphabet, Cl. C	3,234	[a,c]	2,241,194
EMC	16,227	[a]	423,687
Harris	18,575		1,486,186
HP	107,378	[a]	1,317,528
SanDisk	23,807	[a]	1,788,620
Western Digital	55,032		2,248,883
			13,310,245
Telecommunication Services - 1.0%
Cellnex Telecom	39,272	[b]	649,184
Radware	34,007	[c]	367,276
Ruckus Wireless	26,843	[c]	368,823
Sunrise Communications Group	14,466	[b]	886,262
Verizon Communications	33,806	[a]	1,722,078
			3,993,623
Transportation - 1.7%
Deutsche Post	41,959		1,230,904
FedEx	11,911		1,966,625
Kuehne + Nagel International	5,541		798,713
Norfolk Southern	22,490	[a]	2,026,574
Old Dominion Freight Line	8,089	[a,c]	534,278
			6,557,094
Utilities - .6%
Black Hills	38,050	[a]	2,305,449
Total Common Stocks (cost $214,696,061)			228,582,146
Warrants - .1%	Number of Warrants		Value ($)
Banks - .1%
JPMorgan Chase & Co. Ser. CW18 (10/28/18) (cost $143,539)	8,545	[c]	184,145

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Options Purchased - .1%	Number of Contracts	Value ($)
Call Options - .0%
Monster Beverage, May 2016 @ $135	53	53,000
Put Options - .1%
International Business Machines, May 2016 @ $152.50	28	24,430
S & P 500 Index, June 2016 @ $2060	67	371,180
W.R. Grace & Co., May 2016 @ $77.50	106	24,645
Zoetis, May 2016 @ $47	175	22,750
		443,005
Total Options Purchased (cost $344,991)		496,005
Total Investments (cost $215,184,591)	57.9%	229,262,296
Cash and Receivables (Net)	42.1%	166,597,913
Net Assets	100.0%	395,860,209

ADR—American Depository Receipt
BR—Bearer Certificate
SDR—Swedish Depository Receipts

aHeld by a broker as collateral for open short positions.
bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, these securities were valued at $2,346,009 or .59% of net assets.
cNon-income producing security.
dInvestment in real estate investment trust.

12

Portfolio Summary (Unaudited) †	Value (%)
Media	6.0
Software & Services	5.9
Banks	5.0
Pharmaceuticals, Biotech & Life Sciences	4.2
Materials	4.0
Food, Beverage & Tobacco	3.5
Energy	3.4
Technology Hardware & Equipment	3.4
Capital Goods	3.3
Diversified Financials	2.4
Consumer Services	2.1
Health Care Equipment & Services	2.1
Consumer Durables & Apparel	1.8
Semiconductors & Semiconductor Equipment	1.8
Retailing	1.7
Transportation	1.7
Automobiles & Components	1.1
Telecommunication Services	1.0
Household & Personal Products	.8
Real Estate	.8
Insurance	.7
Utilities	.6
Commercial & Professional Services	.3
Food & Staples Retailing	.2
Options Purchased	.1
57.9

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF SECURITIES SOLD SHORT
April 30, 2016

Common Stocks-33.7%	Shares	Value ($)
Automobiles & Components-.9%
Delphi Automotive	7,297	537,278
Dorman Products	4,200	225,918
Ferrari	23,150	1,061,427
Ford Motor	84,740	1,149,074
Gentherm	5,160	189,578
Goodyear Tire & Rubber	14,050	407,029
		3,570,304
Banks-.8%
BB&T	23,750	840,275
Canadian Western Bank	34,550	762,209
Huntington Bancshares	42,375	426,293
National Bank of Canada	20,200	721,900
PacWest Bancorp	10,375	414,793
		3,165,470
Capital Goods-2.0%
Boeing	7,164	965,707
Caterpillar	14,865	1,155,308
Cummins	7,345	859,585
Deere & Co.	20,369	1,713,237
Manitowoc Foodservice	39,650	595,146
Parker-Hannifin	22,219	2,577,848
TransDigm Group	827	188,448
		8,055,279
Consumer Durables & Apparel-1.3%
Caesarstone Sdot-Yam	8,000	296,240
Electronic Arts	16,015	990,528
iRobot	7,000	261,660
Polaris Industries	4,270	417,948
Swatch Group	1,745	596,699
Under Armour	28,740	1,262,836
VF	5,719	360,583
Whirlpool	3,580	623,421
ZAGG	32,000	256,320
		5,066,235
Consumer Services-1.1%
2U	12,000	336,360

14

Common Stocks-33.7% (continued)	Shares	Value ($)
Consumer Services-1.1% (continued)
Alarm.com Holdings	14,000	319,340
American Public Education	13,000	301,080
Career Education	20,000	106,800
Darden Restaurants	19,700	1,226,325
Habit Restaurants	13,500	226,125
Jamba	22,500	292,275
Marriott International	1,768	123,919
Nielsen Holdings	9,625	501,848
Noodles & Co	21,250	236,938
Papa Murphy's Holdings	22,000	276,320
Potbelly	20,000	285,000
		4,232,330
Diversified Financials-.2%
Home Capital Group	27,105	812,048

Energy-3.1%
Apache	45,169	2,457,194
Chevron	2,979	304,394
ConocoPhillips	25,524	1,219,792
EOG Resources	11,830	977,395
Hess	12,447	742,090
National Oilwell Varco	52,893	1,906,264
Occidental Petroleum	30,085	2,306,015
Schlumberger	27,648	2,221,240
		12,134,384
Exchange-Traded Funds-9.4%
Consumer Discretionary Select Sector SPDR Fund	19,593	1,551,766
Consumer Staples Select Sector SPDR Fund	28,842	1,508,437
CurrencyShares Euro Trust	28,350	3,170,664
Health Care Select Sector SPDR Fund	9,840	686,734
Industrial Select Sector SPDR Fund	62,145	3,490,063
Materials Select Sector SPDR Fund	32,367	1,524,486
SPDR S&P Regional Banking ETF	34,784	1,403,534
SPDR S&P Retail ETF	27,757	1,226,859
SPDR S&P500 ETF Trust	89,501	18,466,741
Technology Select Sector SPDR Fund	68,446	2,883,630
VanEck Vectors Semiconductor ETF	24,500	1,285,270
		37,198,184
Food & Staples Retailing-.4%
Amplify Snack Brands	20,000	308,200

15

STATEMENT OF SECURITIES SOLD SHORT (continued)

Common Stocks-33.7% (continued)	Shares	Value ($)
Food & Staples Retailing-.4% (continued)
Kroger	21,650	766,193
Wal-Mart Stores	7,078	473,306
		1,547,699
Food, Beverage & Tobacco-.7%
Anheuser-Busch InBev, ADR	2,249	279,281
Blue Buffalo Pet Products	10,000	247,600
Brown-Forman	6,510	627,043
Chefs' Warehouse	13,000	250,510
DavidsTea	24,000	269,040
Freshpet	36,000	298,080
Hormel Foods	20,650	796,057
		2,767,611
Health Care Equipment & Services-.4%
AmerisourceBergen	4,700	399,970
Globus Medical	11,000	275,440
LivaNova	14,475	763,267
Novadaq Technologies	25,000	280,000
		1,718,677
Household & Personal Products-.3%
Clorox	6,690	837,789
USANA Health Sciences	2,300	272,412
		1,110,201
Insurance-.1%
HCI Group	9,000	269,640

Materials-1.2%
Ashland	7,400	825,840
International Paper	24,228	1,048,346
PPG Industries	5,416	597,872
Praxair	18,402	2,161,499
		4,633,557
Media-1.2%
Charter Communications	7,771	1,649,317
John Wiley & Sons	16,510	818,731
MDC Partners	10,000	202,400
Netflix	7,853	707,006
Omnicom Group	5,165	428,540
Walt Disney	11,310	1,167,871
		4,973,865

16

Common Stocks-33.7% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences-1.6%
Akron	11,000		279,950
Bruker	28,900		817,870
Insys Therapeutics	15,000		217,350
MiMedx Group	30,000		225,900
OPKO Health	25,000		268,750
Osiris Therapeutics	30,000		168,300
Pacific Biosciences of California	20,000		193,000
Relypsa	15,000		271,500
Roche Holding	5,432		1,373,989
Sanofi, ADR	9,600		394,560
Shire, ADR	6,362		1,192,366
UCB	13,842		1,039,944
			6,443,479
Real Estate-.5%
Crown Castle International	10,028	a	871,233
Equinix	2,973	a	982,131
			1,853,364
Retailing-1.4%
American Eagle Outfitters	53,750		769,162
Bed Bath & Beyond	12,750		602,055
CarMax	7,975		422,276
Chico's FAS	30,700		387,127
Foot Locker	18,150		1,115,136
Francesca's Holdings	15,300		253,980
L Brands	12,500		978,625
Signet Jewelers	5,270		572,111
Sportsman's Warehouse Holdings	20,000		227,600
Target	4,292		341,214
			5,669,286
Semiconductors & Semiconductor Equipment-.5%
Qorvo	18,450		830,803
QUALCOMM	24,400		1,232,688
			2,063,491
Software & Services-3.6%
Activision Blizzard	9,567		329,775
Adobe Systems	4,656		438,688
Alibaba Group Holding, ADR	21,153		1,627,512
Check Point Software Technologies	14,946		1,238,575
CyberArk Software	6,750		275,670
FireEye	23,400		405,990

17

STATEMENT OF SECURITIES SOLD SHORT (continued)

Common Stocks-33.7% (continued)	Shares	Value ($)
Software & Services-3.6% (continued)
GrubHub	10,000	262,200
Infosys, ADR	138,977	2,612,768
International Business Machines	20,895	3,049,416
SAP	10,703	837,213
Tangoe	36,000	317,520
TubeMogul	18,000	233,280
Workday	26,805	2,009,839
Yahoo Japan	54,400	243,088
Yelp	13,000	273,000
		14,154,534
Technology Hardware & Equipment-1.2%
Apple	21,718	2,035,845
CalAmp	11,900	178,143
Corning	108,972	2,034,507
Itron	6,000	246,720
Western Digital	5,438	222,224
		4,717,439
Telecommunication Services-.3%
AT&T	14,069	546,159
Boingo Wireless	30,000	230,700
NETGEAR	7,000	296,800
		1,073,659
Transportation-1.0%
CSX	9,093	247,966
Deutsche Lufthansa	64,675	1,004,073
FedEx	3,817	630,225
JetBlue Airways	38,500	761,915
Royal Mail	166,900	1,190,481
United Parcel Service	2,503	262,990
		4,097,650
Utilities-.5%
Dominion Resources	9,000	643,230
Southern	25,280	1,266,528
		1,909,758

Total Securities Sold Short (proceeds $130,780,089)		133,238,144

ADR—American Depository Receipt
ETF—Exchange-Traded Fund
SPDR—Standard & Poor's Depository Receipt

a Investment in real estate investment trust.

18

Portfolio Summary (Unaudited) †	Value (%)
Exchange-Traded Funds	9.4
Software & Services	3.6
Energy	3.1
Capital Goods	2.0
Pharmaceuticals, Biotechnology & Life Sciences	1.6
Retailing	1.4
Consumer Durables & Apparel	1.3
Materials	1.2
Media	1.2
Technology Hardware & Equipment	1.2
Consumer Services	1.1
Transportation	1.0
Automobiles & Components	.9
Banks	.8
Food, Beverage & Tobacco	.7
Real Estate	.5
Semiconductors & Semiconductor Equipment	.5
Utilities	.5
Food & Staples Retailing	.4
Health Care Equipment & Services	.4
Household & Personal Products	.3
Telecommunication Services	.3
Diversified Financials	.2
Insurance	.1
33.7

† Based on net assets.

See notes to financial statements.

19

STATEMENT OF FINANCIAL FUTURES
April 30, 2016 (Unaudited)

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation (Depreciation) at 04/30/2016 ($)

Financial Futures Short
Amsterdam Exchange Index	9	(899,979)	May 2016	(8,972)
CAC 40 10 Euro	70	(3,507,134)	May 2016	(66,173)
DAX	16	(4,619,384)	June 2016	87,556
DJ Euro Stoxx 50	381	(12,987,645)	June 2016	(101,544)
FTSE 100	79	(7,170,590)	June 2016	17,829
IBEX 35 Index	8	(824,898)	May 2016	(184)
OMX Stockholm 30 Index	63	(1,060,074)	May 2016	(9,024)
Gross Unrealized Appreciation				105,385
Gross Unrealized Depreciation				(185,897)

See notes to financial statements.

20

STATEMENT OF OPTIONS WRITTEN
April 30, 2016 (Unaudited)

	Number of Contracts	Value ($)
Call Options:
W.R. Grace & Co.
May 2016 @ $82.5	106	(6,360)
Zoetis
May 2016 @ $49	175	(9,625)
Total Options Written (premiums received $22,187)		(15,985)

See notes to financial statements.

21

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	215,184,591	229,262,296
Cash		135,106,748
Cash denominated in foreign currency	434,500	437,759
Receivable from brokers for proceeds on securities sold short—Note 4		130,780,089
Cash collateral held by broker—Note 4		39,578,217
Receivable for investment securities sold		14,293,461
Receivable for shares of Common Stock subscribed		1,666,400
Receivable for futures variation margin—Note 4		688,550
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		406,560
Dividends and interest receivable		244,164
Unrealized appreciation on swap agreements—Note 4		177,712
Receivable from broker for swap transactions—Note 4		153,581
Prepaid expenses		137,314
		552,932,851
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		726,520
Securities sold short, at value (proceeds $130,780,089)—See Statement of Securities Sold Short—Note 4		133,238,144
Payable for investment securities purchased		19,330,283
Payable for shares of Common Stock redeemed		1,972,908
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		837,175
Unrealized depreciation on swap agreements—Note 4		658,513
Payable for dividends on securities sold short		130,444
Due to broker		52,119
Outstanding options written, at value (premiums received $22,187)—See Statement of Options Written—Note 4		15,985
Commissions payable—Note 1		12,487
Accrued expenses		98,064
		157,072,642
Net Assets ($)		395,860,209
Composition of Net Assets ($):
Paid-in capital		406,899,106
Accumulated investment (loss)—net		(4,938,566)
Accumulated net realized gain (loss) on investments		(16,716,288)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions, securities sold short and foreign currency transactions [including ($80,512) net unrealized (depreciation) on financial futures]		10,615,957
Net Assets ($)		395,860,209

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	277,651	103,160	607,235	394,872,163
Shares Outstanding	23,235	8,771	50,480	32,796,628
Net Asset Value Per Share ($)	11.95	11.76	12.03	12.04

See notes to financial statements.

22

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends from unaffiliated issuers (net of $54,541 foreign taxes withheld at source):	2,495,753
Interest	293,210
Total Income	2,788,963
Expenses:
Management fee—Note 3(a)	3,596,006
Dividends on securities sold short	1,265,404
Interest on securities sold short	268,788
Professional fees	116,733
Custodian fees—Note 3(c)	70,228
Registration fees	40,327
Directors’ fees and expenses—Note 3(d)	7,083
Prospectus and shareholders’ reports	4,668
Loan commitment fees—Note 2	2,085
Shareholder servicing costs—Note 3(c)	2,084
Distribution fees—Note 3(b)	404
Miscellaneous	84,251
Total Expenses	5,458,061
Less—reduction in expenses due to undertaking—Note 3(a)	(1)
Less—reduction in fees due to earnings credits—Note 3(c)	(7)
Net Expenses	5,458,053
Investment (Loss)—Net	(2,669,090)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Long transactions	(7,358,112)
Short sale transactions	1,442,899
Net realized gain (loss) on options transactions	(1,494,644)
Net realized gain (loss) on financial futures	(581,280)
Net realized gain (loss) on swap transactions	(164,377)
Net realized gain (loss) on forward foreign currency exchange contracts	(498,921)
Net Realized Gain (Loss)	(8,654,435)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	5,896,253
Net unrealized appreciation (depreciation) on options transactions	599,565
Net unrealized appreciation (depreciation) on financial futures	612,268
Net unrealized appreciation (depreciation) on swap transactions	(1,112,815)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,158,531)
Net unrealized appreciation (depreciation) on securities sold short	(3,329,832)
Net Unrealized Appreciation (Depreciation)	1,506,908
Net Realized and Unrealized Gain (Loss) on Investments	(7,147,527)
Net (Decrease) in Net Assets Resulting from Operations	(9,816,617)

See notes to financial statements.

23

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Operations ($):
Investment (loss)—net	(2,669,090)	(5,532,098)
Net realized gain (loss) on investments	(8,654,435)	8,021,003
Net unrealized appreciation (depreciation) on investments	1,506,908	1,470,287
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,816,617)	3,959,192
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	21,644	146,633
Class C	-	10,000
Class I	636,816	642,991
Class Y	118,583,864	171,017,253
Cost of shares redeemed:
Class A	(39,242)	(63,514)
Class C	(9,194)	(350)
Class I	(369,797)	(376,418)
Class Y	(33,404,341)	(145,103,009)
Increase (Decrease) in Net Assets from Capital Stock Transactions	85,419,750	26,273,586
Total Increase (Decrease) in Net Assets	75,603,133	30,232,778
Net Assets ($):
Beginning of Period	320,257,076	290,024,298
End of Period	395,860,209	320,257,076
Accumulated investment (loss)—net	(4,938,566)	(2,269,476)
Capital Share Transactions (Shares):
Class A
Shares sold	1,798	11,837
Shares redeemed	(3,279)	(5,181)
Net Increase (Decrease) in Shares Outstanding	(1,481)	6,656
Class C
Shares sold	-	799
Shares redeemed	(778)	(28)
Net Increase (Decrease) in Shares Outstanding	(778)	771
Class Ia
Shares sold	52,422	50,668
Shares redeemed	(30,609)	(30,001)
Net Increase (Decrease) in Shares Outstanding	21,813	20,667
Class Ya
Shares sold	9,763,785	13,696,890
Shares redeemed	(2,753,096)	(11,599,142)
Net Increase (Decrease) in Shares Outstanding	7,010,689	2,097,748

[a]	During the period ended April 30, 2016, 43,508 Class I shares representing $526,816 were exchanged for 43,475 Class Y shares.

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2016	Year Ended October 31,
Class A Shares	(Unaudited)	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.32	12.20	12.50
Investment Operations:
Investment (loss)—net[b]	(.11)	(.27)	(.16)
Net realized and unrealized gain (loss) on investments	(.26)	.39	(.14)
Total from Investment Operations	(.37)	.12	(.30)
Net asset value, end of period	11.95	12.32	12.20
Total Return (%)[c]	(3.00)[d]	.98	(2.40)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.39[e]	3.16	3.14[e]
Ratio of net expenses to average net assets	3.39[e]	3.16	3.10[e]
Ratio of net investment (loss) to average net assets	(1.81)[e]	(2.21)	(2.26)[e]
Portfolio Turnover Rate	187.48[d]	524.89	312.91[d]
Net Assets, end of period ($ x 1,000)	278	304	220

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2016	Year Ended October 31,
Class C Shares	(Unaudited)	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.17	12.15	12.50
Investment Operations:
Investment (loss)—net[b]	(.15)	(.37)	(.21)
Net realized and unrealized gain (loss) on investments	(.26)	.39	(.14)
Total from Investment Operations	(.41)	.02	(.35)
Net asset value, end of period	11.76	12.17	12.15
Total Return (%)[c]	(3.37)[d]	.17	(2.80)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.19[e]	3.96	3.87[e]
Ratio of net expenses to average net assets	4.19[e]	3.96	3.77[e]
Ratio of net investment (loss) to average net assets	(2.61)[e]	(3.03)	(2.97)[e]
Portfolio Turnover Rate	187.48[d]	524.89	312.91[d]
Net Assets, end of period ($ x 1,000)	103	116	107

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

26

	Six Months Ended
	April 30, 2016	Year Ended October 31,
Class I Shares	(Unaudited)	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.38	12.22	12.50
Investment Operations:
Investment (loss)—net[b]	(.09)	(.23)	(.14)
Net realized and unrealized gain (loss) on investments	(.26)	.39	(.14)
Total from Investment Operations	(.35)	.16	(.28)
Net asset value, end of period	12.03	12.38	12.22
Total Return (%)	(2.83)[c]	1.31	(2.24)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.12[d]	2.90	2.87[d]
Ratio of net expenses to average net assets	3.12[d]	2.90	2.77[d]
Ratio of net investment (loss) to average net assets	(1.50)[d]	(1.83)	(1.96)[d]
Portfolio Turnover Rate	187.48[c]	524.89	312.91[c]
Net Assets, end of period ($ x 1,000)	607	355	98

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2016	Year Ended October 31,
Class Y Shares	(Unaudited)	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.39	12.23	12.50
Investment Operations:
Investment (loss)—net[b]	(.09)	(.23)	(.15)
Net realized and unrealized gain (loss) on investments	(.26)	.39	(.12)
Total from Investment Operations	(.35)	.16	(.27)
Net asset value, end of period	12.04	12.39	12.23
Total Return (%)	(2.83)[c]	1.31	(2.16)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.03[d]	2.80	2.75[d]
Ratio of net expenses to average net assets	3.03[d]	2.80	2.75[d]
Ratio of net investment (loss) to average net assets	(1.48)[d]	(1.88)	(1.96)[d]
Portfolio Turnover Rate	187.48[c]	524.89	312.91[c]
Net Assets, end of period ($ x 1,000)	394,872	319,481	289,600

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Select Managers Long/Short Fund (the “fund”) is a separate non-diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. EACM Advisors LLC (“EACM”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s portfolio allocation manager. Owl Creek Asset Management, L.P. (“Owl Creek”), Sirios Capital Management, L.P. (“Sirios”), Kingsford Capital Management, LLC (“Kingsford Capital”), Three Bridges Capital, LP (“Three Bridges”), Cramer Rosenthal McGlynn, LLC (“CRM”) and Pine River Capital Management, L.P. (“Pine River”) serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio.

At February 24-25, 2016 meeting, the Company’s Board of Directors (the “Board”) voted to terminate the fund’s sub-investment advisory agreement with Standard Pacific Capital, LLC, which became effective on February 26, 2016.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class A, C and I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

30

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by an independent pricing service (the “Service”). Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities – Domestic Common Stocks†	178,862,169	-	-	178,862,169
Equity Securities – Foreign Common Stocks†	8,911,746	40,808,231††	-	49,719,977
Warrants†	184,145	-	-	184,145

32

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Other Financial Instruments:
Financial Futures†††	105,385	-	-	105,385
Forward Foreign Currency Exchange Contracts†††	-	406,560	-	406,560
Options Purchased	496,005	-	-	496,005
Swaps†††	-	177,712	-	177,712
Liabilities ($)
Other Financial Instruments:
Financial Futures†††	(185,897)	-	-	(185,897)
Forward Foreign Currency Exchange Contracts†††	-	(837,175)	-	(837,175)
Options Written	(15,985)	-	-	(15,985)
Swaps†††	-	(658,513)	-	(658,513)
Securities Sold Short:
Equity Securities - Domestic††††	(76,393,098)	-	-	(76,393,098)
Equity Securities - Foreign††††	(6,106,486)	(13,540,376)††	-	(19,646,862)
Exchange-Traded Funds††††	(37,198,184)	-	-	(37,198,184)

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.

††† Amount shown represents unrealized appreciation (depreciation) at period end.

†††† See Statement of Securities Sold Short for additional detailed classifications.

At October 31, 2015, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2016 were as follows:

Certain affiliated investment companies may also invest in the fund. At April 30, 2016, Dreyfus Alternative Diversifier Strategies Fund, an affiliate of the fund, held 12,496,872 Class Y shares representing approximately 38% of the fund's net assets.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the two-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

34

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 2.00% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus had contractually agreed, from November 1, 2015 through April 13, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, dividend and interest expenses on securities sold short, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed 2.50% of the value of the fund’s average daily net assets. Dreyfus has also contractually agreed, from April 14, 2016 through March 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding certain expenses as described above) exceed 2.00% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $1 during the period ended April 30, 2016.

Pursuant to a Portfolio Allocation Management Agreement between Dreyfus and EACM, Dreyfus pays EACM a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

Pursuant to separate sub-investment advisory agreement between Dreyfus and Owl Creek, Sirios, Kingsford Capital, Three Bridges, CRM and Pine River, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays each sub-investment advisor a monthly fee at an annual percentage of the value of the fund’s average daily net assets allocated to the respective sub-investment advisor. Dreyfus has obtained an exemptive order from the

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2016, Class C shares were charged $404 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2016, Class A and Class C shares were charged $362 and $135, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

36

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2016, the fund was charged $425 for transfer agency services and $17 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $7.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2016, the fund was charged $70,228 pursuant to the custody agreement.

During the period ended April 30, 2016, the fund was charged $7,995 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $648,216, Distribution Plan fees $64, Shareholder Services Plan fees $78, custodian fees $72,890, Chief Compliance Officer fees $5,132 and transfer agency fees $141, which are offset against an expense reimbursement currently in effect in the amount of $1.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, financial futures, options transactions, forward contracts and swap transactions, during the period ended April 30, 2016 were as follows:

37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Purchases ($)	Sales ($)
Long transactions	451,825,946	416,356,615
Short sale transactions	255,522,057	282,220,544
Total	707,348,003	698,577,159

Short Sales: The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissible liquid assets sufficient to cover its short positions. Securities Sold Short at April 30, 2016 and their related market values and proceeds, are set forth in the Statement of Securities Sold Short.

The fund is liable for any dividends payable on securities while those securities are in a short position. Dividends declared on short positions are recorded on the ex-dividend date and recorded as an expense in the Statement of Operations. The fund is charged a securities loan fee in connection with short sale transactions which is recorded as interest on securities sold short in the Statement of Operations.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2016 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified

38

date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at April 30, 2016 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss

39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended April 30, 2016:

			Options Terminated
	Number of	Premiums		Net Realized
Option Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding October 31, 2015	292	1,060
Contracts written	1,283	74,605
Contracts terminated:
Contracts closed	422	20,837	35,319	(14,482)
Contracts expired	872	32,641	-	32,641
Total contracts terminated	1,294	53,478	35,319	18,159
Contracts Outstanding April 30, 2016	281	22,187

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral,

40

if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at April 30, 2016:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Goldman Sachs International
Euro,
Expiring
5/2/2016	54,690	62,073	62,623	550
5/3/2016	8,146	9,245	9,327	82
Morgan Stanley Capital Services
British Pound,
Expiring
5/18/2016	262,000	375,415	382,840	7,425
6/15/2016	525,307	750,742	767,662	16,920
Chinese Yuan Renminbi,
Expiring
7/29/2016	49,022,752	7,376,191	7,525,968	149,777
Danish Krone,
Expiring
5/3/2016	10,776,504	1,657,798	1,658,000	202
5/18/2016	18,830,000	2,862,360	2,898,677	36,317
Euro,
Expiring
5/2/2016	214,888	244,010	246,059	2,049
5/18/2016	8,347,000	9,484,318	9,563,070	78,752
Japanese Yen,
Expiring
6/15/2016	81,041,513	717,404	762,678	45,274
Norwegian Krone,
Expiring
5/3/2016	5,457,130	677,888	677,749	(139)
Swedish Krona,
Expiring
5/3/2016	31,481,278	3,918,994	3,920,238	1,244
5/18/2016	39,351,000	4,852,055	4,903,543	51,488
Swiss Franc,
Expiring
5/18/2016	964,000	1,005,933	1,005,755	(178)
6/15/2016	570,136	584,461	595,610	11,149
7/15/2016	42,000	43,952	43,937	(15)

41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales:
Morgan Stanley Capital Services
British Pound,
Expiring
5/18/2016	159,000	224,801	232,334	(7,533)
6/15/2016	220,841	317,981	322,728	(4,747)
Chinese Yuan Renminbi,
Expiring
7/29/2016	66,849,503	10,075,729	10,262,729	(187,000)
Danish Krone,
Expiring
5/18/2016	29,606,000	4,513,775	4,557,527	(43,752)
Euro,
Expiring
5/3/2016	2,835,431	3,246,285	3,246,726	(441)
5/18/2016	22,832,000	25,765,527	26,158,382	(392,855)
7/15/2016	3,667,000	4,187,642	4,209,196	(21,554)
Japanese Yen,
Expiring
6/15/2016	54,000,000	481,471	508,192	(26,721)
Norwegian Krone,
Expiring
5/18/2016	13,648,000	1,680,773	1,694,884	(14,111)
Swedish Krona,
Expiring
5/18/2016	70,966,000	8,785,133	8,843,100	(57,967)
Swiss Franc,
Expiring
5/3/2016	922,430	961,937	961,566	371
5/18/2016	8,602,000	8,894,424	8,974,586	(80,162)
7/15/2016	918,000	965,300	960,340	4,960
Gross Unrealized Appreciation				406,560
Gross Unrealized Depreciation				(837,175)

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

42

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open total return swaps entered into by the fund at April 30, 2016:

OTC Total Return Swaps

Pay/ Receive	Notional Amount ($)	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Receive	421,522	Abertis Infraestructuras	Morgan Stanley Capital Services	11/21/2016	1,268
Receive	481,880	Aena	Morgan Stanley Capital Services	11/21/2016	8,111
Receive	610,690	Aggreko	Morgan Stanley Capital Services	11/21/2016	40,461
Receive	400,058	Ashtead Group	Morgan Stanley Capital Services	11/21/2016	(8,858)
Receive	697,952	Bae Systems	Morgan Stanley Capital Services	11/21/2016	(47,649)
Receive	929,492	Banco De Sabadell	Morgan Stanley Capital Services	11/21/2016	(8,629)

43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

OTC Total Return Swaps

Pay/ Receive	Notional Amount ($)	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Receive	551,215	Banco Santander	Morgan Stanley Capital Services	11/21/2016	(20,609)
Receive	449,660	Barratt Developments	Morgan Stanley Capital Services	11/21/2016	(35,652)
Receive	381,801	Bhp Billiton	Morgan Stanley Capital Services	11/21/2016	4,772
Receive	648,090	Bp	Morgan Stanley Capital Services	11/21/2016	(12,308)
Receive	382,518	British American Tobacco	Morgan Stanley Capital Services	11/21/2016	1,919
Receive	754,524	Cap Gemini	Morgan Stanley Capital Services	11/21/2016	61,660
Receive	623,628	Centrica	Morgan Stanley Capital Services	11/21/2016	(2,047)
Receive	1,401,521	Cie Generale Des Etablissements Michelin	Morgan Stanley Capital Services	11/21/2016	(103,867)
Receive	466,041	Compass Group	Morgan Stanley Capital Services	11/21/2016	21,736
Receive	936,583	Credit Agricole	Morgan Stanley Capital Services	11/21/2016	(27,927)
Receive	620,409	Crh	Morgan Stanley Capital Services	11/21/2016	855
Receive	665,810	Faurecia	Morgan Stanley Capital Services	11/21/2016	(19,218)
Receive	634,226	Gkn	Morgan Stanley Capital Services	11/21/2016	(33,308)
Receive	547,202	Glaxosmithkline	Morgan Stanley Capital Services	11/21/2016	(16,880)
Receive	725,904	Kingfisher	Morgan Stanley Capital Services	11/21/2016	(29,829)
Receive	731,069	National Grid	Morgan Stanley Capital Services	11/21/2016	(18,922)
Receive	968,996	Renault	Morgan Stanley Capital Services	11/21/2016	(51,964)
Receive	383,452	Rio Tinto	Morgan Stanley Capital Services	11/21/2016	16,236
Receive	743,929	Rsa Insurance Group	Morgan Stanley Capital Services	11/21/2016	(36,533)
Receive	1,261,425	Schneider Electric	Morgan Stanley Capital Services	11/21/2016	(51,377)
Receive	533,298	Thales	Morgan Stanley Capital Services	11/21/2016	18,674
Receive	395,054	Berkeley Group	Morgan Stanley Capital Services	11/21/2016	(1,790)
Receive	811,593	Total	Morgan Stanley Capital Services	11/21/2016	(16,635)
Receive	1,425,021	Vinci	Morgan Stanley Capital Services	11/21/2016	2,020
Receive	1,142,456	Vodafone Group	Morgan Stanley Capital Services	11/21/2016	(54,803)

44

OTC Total Return Swaps

Pay/ Receive	Notional Amount ($)	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Receive	395,653	Whitbread	Morgan Stanley Capital Services	11/21/2016	(26,304)
Receive	549,468	Wpp	Morgan Stanley Capital Services	11/21/2016	(20,530)
Receive	411,785	Zodiac Aerospace	Morgan Stanley Capital Services	11/21/2016	(38)
Pay	424,733	Sabmiller	Morgan Stanley Capital Services	1/22/2021	(12,836)

Gross Unrealized Appreciation					177,712
Gross Unrealized Depreciation					(658,513)

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2016 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Equity risk	779,102	[1,2,3]	Equity risk	(860,395)	[1,2,4]
Foreign exchange risk	406,560	[5]	Foreign exchange risk	(837,175)	[5]
Gross fair value of derivative contracts	1,185,662			(1,697,570)

Statement of Assets and Liabilities location:

[1]

Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of
Assets and Liabilities.

[2]	Unrealized appreciation (depreciation) on swap agreements.
[3]	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4]	Outstanding options written, at value.
[5]	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2016 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swaps Transactions	[4]	Total
Equity	(581,280)		(1,494,644)		-		(164,377)		(2,240,301)
Foreign Exchange	-		-		(498,921)		-		(498,921)
Total	(581,280)		(1,494,644)		(498,921)		(164,377)		(2,739,222)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Financial Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swaps Transactions	[8]	Total
Equity	612,268		599,565		-		(1,112,815)		99,018
Foreign Exchange	-		-		(1,158,531)		-		(1,158,531)
Total	612,268		599,565		(1,158,531)		(1,112,815)		(1,059,513)
Statement of Operations location:

[1]	Net realized gain (loss) on financial futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swaps transactions.
[5]	Net unrealized appreciation (depreciation) on financial futures.
[6]	Net unrealized appreciation (depreciation) on options transactions.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net unrealized appreciation (depreciation) on swap transactions.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

46

At April 30, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	105,385	(185,897)
Options	496,005	(15,985)
Forward contracts	406,560	(837,175)
Swaps	177,712	(658,513)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,185,662	(1,697,570)
Derivatives not subject to
Master Agreements	(601,390)	201,882
Total gross amount of assets
and liabilities subject to
Master Agreements	584,272	(1,495,688)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2016:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Goldman Sachs International	632		-	-	632
Morgan Stanley Capital Services	583,640		(583,640)	-	-
Total	584,272		(583,640)	-	632

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Morgan Stanley Capital Services	(1,495,688)		583,640	-	(912,048)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
† See Statement of Investments for detailed information regarding collateral held for open financial futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2016:

Average Market Value ($)
Equity financial futures	21,263,339
Equity options contracts	300,793
Forward contracts	46,263,116

47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following summarizes the average notional value of swap agreements outstanding during the period ended April 30, 2016:

Average Notional Value ($)
Equity total return swap agreements	21,256,509

At April 30, 2016, accumulated net unrealized appreciation on investments was $14,077,705, consisting of $19,056,505 gross unrealized appreciation and $4,978,800 gross unrealized depreciation.

At April 30, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

48

NOTES

49

For More Information

Dreyfus Select Managers Long/Short Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Portfolio Allocation Manager

EACM Advisors LLC
200 Connecticut Avenue
Norwalk, CT 06854-1958

Sub-Investment Adviser

Owl Creek Asset Management, L.P.
640 Fifth Avenue, 20th Floor
New York, NY 10019

Sirios Capital Management, L.P.
One International Place
Boston, MA 02110

Kingsford Capital Management, LLC

1160 Brickyard Cove Road
Point Richmond, CA 94801
Three Bridges Capital, LP
810 Seventh Avenue, 32nd Floor
New York, NY 10019

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

Pine River Capital Management L.P.
601 Carlson Parkway, Suite330
Minnetonka, MN 55305

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	ClassA: DBNAX Class C: DBNCX Class I: DBNIX Class Y: DBNYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6250SA0416

Dreyfus Yield Enhancement Strategy Fund

SEMIANNUAL REPORT April 30, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Yield Enhancement Strategy Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Yield Enhancement Strategy Fund, covering the six-month period from November 1, 2015 through April 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A choppy U.S. economic recovery remained intact over the reporting period. Steady job growth, declining unemployment claims, improved consumer confidence, and higher housing prices supported an economic expansion that so far has lasted nearly seven years. These factors, along with low inflation, prompted the Federal Reserve Board in December 2015 to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to stagnate despite historically aggressive monetary policies, including negative short-term interest rates in Europe and Japan. Global growth has been hampered by weak demand, volatile commodity prices, the lingering effects of various financial crises, unfavorable demographic trends, and low productivity growth. These developments proved especially challenging for financial markets in early 2016, but stocks and riskier sectors of the bond market later rallied strongly to post positive total returns, on average, for the reporting period overall.

While we are encouraged by the recent resilience of the financial markets, we expect volatility to persist over the foreseeable future until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 16, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2015 through April 30, 2016, as provided by Jeffrey M. Mortimer, CFA, and Caroline Lee-Tsao, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended April 30, 2016, Dreyfus Yield Enhancement Strategy Fund’s Class A shares produced a total return of 1.64%, Class C shares returned 1.30%, Class I shares returned 1.68%, and Class Y shares returned 1.85%.1 In comparison, the Barclays U.S. Aggregate Bond Index (the “Barclay’s Agg Index”), produced a total return of 2.82% for the same period and the Lipper Alternative Credit Focus Funds Index (the “Lipper Index”), produced a total return of -1.00% for the same period.2

Fixed income securities gained in value during the reporting period as long-term interest rates moderated. The fund lagged Barclay’s Agg Index due to its exposure to lower-rated credits early in the reporting period, but it outperformedthe Lipper Index.

Effective November 2015, Caroline Lee-Tsao became a Portfolio Manager for the fund.

The Fund’s Investment Approach

The fund seeks high current income. The fund is designed to complement and diversify traditional bond portfolios.

To pursue its goal, the fund normally allocates its assets across fixed-income investment strategies using a “fund of funds” approach that apportions assets among other investment companies (underlying funds) employing various fixed income investment strategies, including those focusing on domestic and foreign corporate bonds, high yield securities (“junk” bonds), senior loans, emerging markets debt, municipal securities, and Treasury Inflation-Protected Securities (TIPS).

Dreyfus determines the fund’s asset allocation to the fixed income investment strategies and sets the investment ranges using fundamental and quantitative analysis, and its economic and financial markets outlook. Underlying funds are selected based on their investment objectives and management policies, investment strategies and portfolio holdings, risk/reward profiles, historical performance, and other factors. As of April 30, 2016, the fund held investments in: BNY Mellon Corporate Bond Fund, BNY Mellon Municipal Opportunities Fund, Dreyfus Floating Rate Income Fund, Dreyfus High Yield Fund, Dreyfus Opportunistic Fixed Income Fund, Dreyfus Global Dynamic Bond Fund, and Dreyfus Emerging Markets Debt U.S. Dollar Fund.

Higher-Quality Bonds Benefited from Flight to Safety

U.S. fixed income markets proved volatile over the reporting period amid concerns about the potential impact of global economic conditions on the domestic economic recovery. A slowdown in China and falling commodity prices triggered a flight to traditional safe havens during the fall of 2015, hurting riskier corporate bonds while supporting prices of high-quality U.S. government securities. Expectations that the Federal Reserve Board (the “Fed”) would begin to raise short-term interest rates, as indeed it did in December, also contributed to market turbulence.

Higher-quality bonds continued to rally and riskier securities lost additional value in January 2016 in response to more disappointing economic data from China, further declines in oil prices, and renewed worries that international weakness and higher short-term interest rates in the United States might derail the domestic recovery. The Bank of Japan surprised investors later in the month by adopting negative short-term interest rates in an attempt to stimulate its economy. Demand from global investors for high-quality U.S. investments intensified, putting additional downward pressure on yields of U.S. government securities.

3

DISCUSSION OF FUND PERFORMANCE (continued)

The market’s trajectory changed dramatically in mid-February, when comments from the Fed suggested that U.S. policymakers would delay additional rate hikes. In addition, energy-related commodity prices began to recover, and China and the European Central Bank announced new stimulus measures. Investors regained confidence, and riskier corporate bonds rebounded from previous weakness.

Underlying Strategies Produced Mixed Results

Although the fund continued to provide highly competitive levels of current income over the reporting period, its total return compared to the Lipper Index was primarily constrained by Dreyfus Opportunistic Fixed Income Fund. This underlying mutual fund was hurt by its holdings of lower-rated corporate bonds early in the reporting period, and reduced exposure to riskier credits prevented it from participating fully in the subsequent rally.

The fund achieved better relative results from BNY Mellon Municipal Opportunities Fund and BNY Mellon Corporate Bond Fund, which maintained their positions in lower-rated securities and fared relatively well during the rally over the reporting period’s second half. The fund’s other underlying mutual funds produced returns that were roughly in line with their respective asset class benchmarks.

Adjusting to a Changing Market Environment

While we expect long-term interest rates to remain low over the foreseeable future, we expect them to trend gradually higher. Furthermore, lower-rated corporate bonds have become more richly valued in the wake of their recent rally.

Therefore, we have adopted a slightly more cautious investment posture. During the reporting period, we eliminated the fund’s position in TCW Emerging Markets Income Fund and established a new position in Dreyfus Emerging Markets Debt U.S. Dollar Fund. We also adjusted allocations among the fund’s underlying strategies by reducing exposure to Dreyfus Opportunistic Fixed Income Fund and adding to Dreyfus Global Dynamic Bond Fund. In our view, these changes help enhance the fund’s role as a valuable complement to investors’ overall fixed income portfolios.

May 16, 2016

Bond funds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. These risks are generally greater with emerging market countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund’s underlying strategies may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The ability of the fund to achieve its investment goal depends, in part, on the ability of Dreyfus to allocate effectively the fund’s assets among the investment strategies and the underlying funds.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charges. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results.

² SOURCE: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays U.S. Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government-agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years. Investors cannot invest directly in any index. The Lipper Alternative Credit Focus Funds Index reflects the returns of mutual funds to show how the fund's performance compares with the returns of mutual funds that, by prospectus language, invest in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling in seeking to benefit from any changes in credit quality, credit spreads, and market liquidity.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Yield Enhancement Strategy Fund from November 1, 2015 to April 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 1.50	$ 5.56	$ .95	$ .20
Ending value (after expenses)	$ 1,016.40	$ 1,013.00	$ 1,016.80	$ 1,018.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 1.51	$ 5.57	$ .96	$ .20
Ending value (after expenses)	$ 1,023.37	$ 1,019.34	$ 1,023.92	$ 1,024.66

† Expenses are equal to the fund’s annualized expense ratio of .30% for Class A, 1.11% for Class C, .19% for Class I and .04% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
April 30, 2016 (Unaudited)

Registered Investment Companies - 99.5%	Shares		Value ($)
Domestic Fixed Income - 92.4%
BNY Mellon Corporate Bond Fund, Cl. M	5,076,724	[a]	65,032,834
BNY Mellon Municipal Opportunities Fund, Cl. M	8,418,627	[a,b]	111,715,168
Dreyfus Floating Rate Income Fund, Cl. Y	4,871,510	[a]	57,922,252
Dreyfus High Yield Fund, Cl. I	17,426,219	[a,b]	104,731,575
Dreyfus Opportunistic Fixed Income Fund, Cl. Y	1,022,409	[a]	11,348,738
			350,750,567
Foreign Fixed Income - 7.1%
Dreyfus Emerging Markets Debt U.S. Dollar Fund, Cl. Y	851,771	[a]	10,204,221
Dreyfus Global Dynamic Bond Fund, Cl. Y	1,397,174	[a]	16,891,838
			27,096,059

Total Investments (cost $387,786,212)	99.5%		377,846,626
Cash and Receivables (Net)	.5%		1,717,303
Net Assets	100.0%		379,563,929

a Investment in affiliated mutual fund.

b The fund's investment in the BNY Mellon Municipal Opportunities Fund and Dreyfus High Yield Fund represents 29.4% and 27.6%, respectively, of the fund's total investments. BNY Mellon Municipal Opportunities Fund seeks to provide total return (consisting of capital appreciation and current income) and Dreyfus High Yield Fund seeks to maximize total return consisting of current income exempt from federal income tax and capital appreciation.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	92.4
Mutual Funds: Foreign	7.1
99.5

† Based on net assets.

See notes to financial statements.

6

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in affliated issuers—See Statement of Investments	387,786,212	377,846,626
Cash		1,685,639
Receivable for shares of Common Stock subscribed		165,726
Prepaid expenses		40,882
		379,738,873
Liabilities ($):
Due to The Dreyfus Corporation—Note 3(c)		5,241
Payable for shares of Common Stock redeemed		135,925
Accrued expenses		33,778
		174,944
Net Assets ($)		379,563,929
Composition of Net Assets ($):
Paid-in capital		394,535,503
Accumulated undistributed investment income—net		1,059,985
Accumulated net realized gain (loss) on investments		(6,091,973)
Accumulated net unrealized appreciation (depreciation) on investments		(9,939,586)
Net Assets ($)		379,563,929

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	551,830	24,263	275,058	378,712,778
Shares Outstanding	45,438	2,000	22,626	31,176,666
Net Asset Value Per Share ($)	12.14	12.13	12.16	12.15

See notes to financial statements.

7

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	8,622,627
Affiliated issuers	94,181
Total Income	8,716,808
Expenses:
Registration fees	27,086
Professional fees	23,004
Directors’ fees and expenses—Note 3(d)	13,174
Prospectus and shareholders’ reports	3,917
Loan commitment fees—Note 2	2,064
Shareholder servicing costs—Note 3(c)	1,098
Custodian fees—Note 3(c)	1,065
Distribution fees—Note 3(b)	89
Miscellaneous	6,919
Total Expenses	78,416
Less—reduction in fees due to earnings credits—Note 3(c)	(6)
Net Expenses	78,410
Investment Income—Net	8,638,398
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	(2,029,933)
Affiliated issuers	(1,565,747)
Capital gain distributions from affiliated issuers	18,997
Net Realized Gain (Loss)	(3,576,683)
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	1,492,475
Affiliated issuers	(416,518)
Net Unrealized Appreciation (Depreciation)	1,075,957
Net Realized and Unrealized Gain (Loss) on Investments	(2,500,726)
Net Increase in Net Assets Resulting from Operations	6,137,672

See notes to financial statements.

8

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Operations ($):
Investment income—net	8,638,398	15,396,721
Net realized gain (loss) on investments	(3,576,683)	(1,811,234)
Net unrealized appreciation (depreciation) on investments	1,075,957	(12,274,519)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,137,672	1,310,968
Dividends to Shareholders from ($):
Investment income—net:
Class A	(11,793)	(9,722)
Class C	(426)	(718)
Class I	(7,330)	(13,090)
Class Y	(8,908,713)	(14,951,061)
Total Dividends	(8,928,262)	(14,974,591)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	-	525,000
Class I	497,073	1,030,666
Class Y	54,754,035	157,807,930
Dividends reinvested:
Class A	10,737	8,575
Class I	4,347	5,666
Class Y	1,093,861	1,606,608
Cost of shares redeemed:
Class A	-	(2,012)
Class I	(482,919)	(964,774)
Class Y	(83,417,940)	(68,230,098)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(27,540,806)	91,787,561
Total Increase (Decrease) in Net Assets	(30,331,396)	78,123,938
Net Assets ($):
Beginning of Period	409,895,325	331,771,387
End of Period	379,563,929	409,895,325
Undistributed investment income—net	1,059,985	1,349,849

9

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Capital Share Transactions (Shares):
Class A
Shares sold	-	41,844
Shares issued for dividends reinvested	900	696
Shares redeemed	-	(160)
Net Increase (Decrease) in Shares Outstanding	900	42,380
Class I
Shares sold	41,847	83,157
Shares issued for dividends reinvested	363	455
Shares redeemed	(40,052)	(78,370)
Net Increase (Decrease) in Shares Outstanding	2,158	5,242
Class Y
Shares sold	4,586,609	12,659,959
Shares issued for dividends reinvested	91,646	129,262
Shares redeemed	(7,002,498)	(5,490,173)
Net Increase (Decrease) in Shares Outstanding	(2,324,243)	7,299,048

See notes to financial statements.

10

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
Class A Shares	April 30, 2016		Year Ended October 31,
	(Unaudited)		2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.21		12.65	12.50
Investment Operations:
Investment income—net[b]	.26		.49	.26
Net realized and unrealized gain (loss) on investments	(.07)		(.48)	.10
Total from Investment Operations	.19		.01	.36
Distributions:
Dividends from investment income—net	(.26)		(.45)	(.21)
Net asset value, end of period	12.14		12.21	12.65
Total Return (%)[c]	1.64	[d]	.10	2.89	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.30	[f]	.33	.91	[f]
Ratio of net expenses to average net assets[e]	.30	[f]	.33	.43	[f]
Ratio of net investment income to average net assets[e]	4.29	[f]	3.88	3.18	[f]
Portfolio Turnover Rate	6.86	[d]	17.13	14.04	[d]
Net Assets, end of period ($ x 1,000)	552		544	27

a From March 7, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Amount does not include the expenses of the underlying funds.
f Annualized.

See notes to financial statements.

11

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
Class C Shares	April 30, 2016		Year Ended October 31,
	(Unaudited)		2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.19		12.63	12.50
Investment Operations:
Investment income—net[b]	.21		.37	.20
Net realized and unrealized gain (loss) on investments	(.06)		(.45)	.09
Total from Investment Operations	.15		(.08)	.29
Distributions:
Dividends from investment income—net	(.21)		(.36)	(.16)
Net asset value, end of period	12.13		12.19	12.63
Total Return (%)[c]	1.30	[d]	(.66)	2.34	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.11	[f]	1.13	1.65	[f]
Ratio of net expenses to average net assets[e]	1.11	[f]	1.13	1.16	[f]
Ratio of net investment income to average net assets[e]	3.49	[f]	2.96	2.43	[f]
Portfolio Turnover Rate	6.86	[d]	17.13	14.04	[d]
Net Assets, end of period ($ x 1,000)	24		24	25

a From March 7, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Amount does not include the expenses of the underlying funds.
f Annualized.

See notes to financial statements.

12

	Six Months Ended
Class I Shares	April 30, 2016		Year Ended October 31,
	(Unaudited)		2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.22		12.66	12.50
Investment Operations:
Investment income—net[b]	.26		.50	.23
Net realized and unrealized gain (loss) on investments	(.05)		(.46)	.15
Total from Investment Operations	.21		.04	.38
Distributions:
Dividends from investment income—net	(.27)		(.48)	(.22)
Net asset value, end of period	12.16		12.22	12.66
Total Return (%)	1.68	[c]	.33	3.08	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.19	[e]	.15	.54	[e]
Ratio of net expenses to average net assets[d]	.19	[e]	.15	.15	[e]
Ratio of net investment income to average net assets[d]	4.37	[e]	4.05	3.85	[e]
Portfolio Turnover Rate	6.86	[c]	17.13	14.04	[c]
Net Assets, end of period ($ x 1,000)	275		250	193

a From March 7, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Not annualized.
d Amount does not include the expenses of the underlying funds.
e Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
Class Y Shares	April 30, 2016		Year Ended October 31,
	(Unaudited)		2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.21		12.65	12.50
Investment Operations:
Investment income—net[b]	.27		.51	.29
Net realized and unrealized gain (loss) on investments	(.05)		(.46)	.09
Total from Investment Operations	.22		.05	.38
Distributions:
Dividends from investment income—net	(.28)		(.49)	(.23)
Net asset value, end of period	12.15		12.21	12.65
Total Return (%)	1.85	[c]	.42	3.02	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.04	[e]	.06	.13	[e]
Ratio of net expenses to average net assets[d]	.04	[e]	.06	.10	[e]
Ratio of net investment income to average net assets[d]	4.56	[e]	4.05	3.67	[e]
Portfolio Turnover Rate	6.86	[c]	17.13	14.04	[c]
Net Assets, end of period ($ x 1,000)	378,713		409,077	331,526

a From March 7, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Not annualized.
d Amount does not include the expenses of the underlying funds.
e Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Yield Enhancement Strategy Fund (the “fund”) is a separate diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek high current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

16

The following is a summary of the inputs used as of April 30, 2016 in valuing the fund’s investments:

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investments in Securities:
Mutual Funds†	377,846,626	-	—	377,846,626

† See Statement of Investments for additional detailed categorizations.

At April 30, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)
BNY Mellon Corporate Bond Fund, Cl. M	85,393,115	1,300,064		22,323,290	(843,291)
BNY Mellon Municipal Opportunities Fund, Cl. M	115,716,405	2,039,807		7,757,340	(89,697)
Dreyfus Emerging Markets Debt U.S. Dollar Fund, Cl. Y	-	9,661,371		-	-
Dreyfus Floating Rate Income Fund, Cl. Y	61,473,111	1,335,710		3,704,510	(267,417)
Dreyfus Global Dynamic Bond Fund, Cl. Y	12,832,701	4,444,396		350,930	(6,821)
Dreyfus High Yield Fund, Cl. I	103,038,054	6,632,760		2,456,490	(317,243)

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)
Dreyfus Opportunistic Fixed Income Fund, Cl. Y	12,462,255	539,800		448,098	(41,278)
Total	390,915,641	25,953,908		37,040,658	(1,565,747)

Affiliated Investment Company	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 4/30/2016 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Corporate Bond Fund, Cl. M	1,506,236	65,032,834	17.1	1,300,064
BNY Mellon Municipal Opportunities Fund, Cl. M	1,805,993	111,715,168	29.4	2,039,807
Dreyfus Emerging Markets Debt U.S. Dollar Fund, Cl. Y	542,850	10,204,221	2.7	109,071
Dreyfus Floating Rate Income Fund, Cl. Y	(914,642)	57,922,252	15.3	1,335,710
Dreyfus Global Dynamic Bond Fund Cl. Y	(27,508)	16,891,838	4.4	184,410
Dreyfus High Yield Fund, Cl. I	(2,165,506)	104,731,575	27.6	3,132,762
Dreyfus Opportunistic Fixed Income Fund, Cl. Y	(1,163,941)	11,348,738	3.0	539,800
Total	(416,518)	377,846,626	99.5	8,641,624

† Includes reinvested dividends/distributions.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

18

provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the two-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $1,932,572 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2015. These short–term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2015 was as follows: ordinary income $11,295,569 and tax–exempt income $3,679,022. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, there is no management fee paid to Dreyfus. The fund invests in other affiliated

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

mutual funds advised by Dreyfus. All fees and expenses of the underlying funds are reflected in the underlying fund’s net asset value. Dreyfus had contractually agreed, from November 1, 2015 through March 1, 2016, to assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, acquired fund fees and expenses incurred by underlying funds, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded .30% of the value of the fund’s average daily net assets. At April 30, 2016, there was no reduction in management fee, pursuant to the undertaking.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2016, Class C shares were charged $89 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2016, Class A and Class C shares were charged $668 and $30, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer

20

agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2016, the fund was charged $355 for transfer agency services and $14 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $6.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2016, the fund was charged $1,065 pursuant to the custody agreement.

During the period ended April 30, 2016, the fund was charged $4,997 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees $15, Shareholder Services Plan fees $112, custodian fees $1,772, Chief Compliance Officer fees $3,208 and transfer agency fees $134.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2016, amounted to $26,048,092 and $51,564,943, respectively.

At April 30, 2016, accumulated net unrealized depreciation on investments was $9,939,586, consisting of $3,791,241 gross unrealized appreciation and $13,730,827 gross unrealized depreciation.

At April 30, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

21

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 24-25, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), for the one-year period ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense

22

Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the period (ranked first in the Performance Group and was in the first quartile of the Performance Universe). Dreyfus also provided a comparison of the fund’s calendar year total return to the returns of the fund’s benchmark index and Lipper category average.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund does not pay a management fee. The Board also noted that the fund’s total expense ratio was below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the fund’s expenses.

Analysis of Profitability and Economies of Scale. Although Dreyfus does not receive a management fee from the fund, Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage in connection with managing the fund, including custody, transfer agency, securities lending and cash management fees, and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board also had been provided with information prepared by an

23

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. However, the Board did not believe that profitability or economies of scale were relevant for the fund since it does not pay a management fee to Dreyfus directly.

The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

The Board determined that economies of scale considerations were not relevant to the fund since it does not pay a management fee to Dreyfus directly. In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

24

NOTES

25

For More Information

Dreyfus Yield Enhancement Strategy Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DABMX Class C: DABLX Class I: DABKX Class Y: DABJX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6327SA0416

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

                  Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Invesment Companies and Affiliated Purchases.

                  Not applicable.

Item 10.       Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BNY Mellon Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 22,2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    June 22, 2016

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)